Exhibit 4

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (I) RULE 144 OR (II) RULE 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND, IN EACH CASE IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (E) UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(I) OR (D) ABOVE, A LEGAL OPINION REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE CORPORATION AND THE CORPORATION’S TRANSFER AGENT TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. “UNITED STATES” AND “U.S. PERSON” ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

WARRANTS TO PURCHASE

SERIES C PREFERRED SHARES OF TERRASCEND CORP.

Date: May 22, 2020

Warrant Certificate Number:	Number of Warrants:

2020 – W – 003P	7,000

THIS IS TO CERTIFY THAT for value received JW Partners, LP, 489 Fifth Avenue, 29th Floor, New York, NY 10017, United States of America (the “Warrantholder”) has the right to purchase in respect of each whole warrant (individually, a “Warrant” and, collectively, the “Warrants”) represented by this certificate or by a replacement certificate (in either case, this “Warrant Certificate”), at any time up to 5:00 p.m. (Toronto time), on May 22, 2023 (the “Expiry Time”), one fully paid and non-assessable Series C convertible preferred share (individually, a “Preferred Share” and, collectively, the “Preferred Shares” and which terms shall include any shares or other securities to be issued in addition thereto or in substitution or replacement therefor as provided herein) of TerrAscend Corp. (the “Corporation”), a corporation existing under the Business Corporations Act (Ontario), as constituted on the date hereof at a purchase price (the purchase price in effect from time to time being called the “Exercise Price”) of $3,000 per Preferred Share, subject to adjustment as provided herein.

The Warrants are being issued to the Warrantholder in connection with the issuance and sale by the Corporation of units (each a “Unit”) consisting of one Preferred Share in the capital of the Corporation and one Warrant.

The Corporation agrees that the Preferred Shares purchased pursuant to the exercise of the Warrants shall be and be deemed to be issued to the Warrantholder as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment or cashless exercise made for such Preferred Shares as aforesaid.

Nothing contained herein shall confer any right upon the Warrantholder to subscribe for or purchase any Preferred Shares at any time after the Expiry Time and from and after the Expiry Time the Warrants and all rights under this Warrant Certificate shall be void and of no value.

The above provisions are subject to the following:

1.	EXERCISE

(1)	DEFINITIONS: FOR THE PURPOSES OF THIS WARRANT CERTIFICATE, THE FOLLOWING TERMS SHALL HAVE THE MEANINGS SPECIFIED BELOW:

“CLOSING PRICE” MEANS, WITH RESPECT TO ANY DATE, THE CLOSING SALE PRICE PER COMMON SHARE (OR IF NO CLOSING SALE PRICE IS REPORTED, THE AVERAGE OF THE BID AND ASK PRICES OR, IF MORE THAN ONE IN EITHER CASE, THE AVERAGE OF THE AVERAGE BID AND THE AVERAGE ASK PRICES) ON THAT DATE AS REPORTED IN COMPOSITE TRANSACTIONS FOR THE CANADIAN NATIONAL STOCK EXCHANGE OR AUTOMATED INTER-DEALER QUOTATION SYSTEM UPON WHICH THE COMMON SHARES ARE LISTED OR QUOTED (OR, IF THE COMMON SHARES ARE NOT LISTED AND POSTED FOR TRADING ON A CANADIAN NATIONAL STOCK EXCHANGE OR AUTOMATED INTER-DEALER QUOTATION SYSTEM, SUCH OTHER OVER-THE-COUNTER MARKET ON WHICH THE COMMON SHARES MAY BE LISTED OR QUOTED). IF THE COMMON SHARES ARE NOT SO LISTED OR QUOTED, THE LAST REPORTED SALE PRICE WILL BE THE AVERAGE OF THE MID-POINT OF THE LAST BID AND ASK PRICES FOR THE COMMON SHARES ON THE RELEVANT DATE FROM EACH OF AT LEAST TWO RECOGNIZED INVESTMENT BANKING FIRMS SELECTED BY THE CORPORATION FOR THIS PURPOSE.

“COMMON SHARE” MEANS A COMMON SHARE IN THE CAPITAL OF THE CORPORATION.

“CONVERSION MULTIPLE” MEANS, AT ANY TIME, THE NUMBER OF PROPORTIONATE VOTING SHARES INTO WHICH ONE PREFERRED SHARE IS AT THAT TIME CONVERTIBLE MULTIPLIED BY THE PVS MULTIPLE AND SHALL INITIALLY BE 1,000.

“CURRENT MARKET PRICE” MEANS, WITH RESPECT TO THE EXERCISE OF ANY WARRANT, THE AVERAGE OF THE CLOSING PRICES (OR IF THE CLOSING PRICE ON ANY TRADING DAY IS QUOTED ONLY IN CANADIAN DOLLARS, THE USD EQUIVALENT AMOUNT THEREOF ON SUCH TRADING DAY) FOR EACH OF THE 10 CONSECUTIVE TRADING DAYS ENDING ON THE DAY IMMEDIATELY PRIOR TO THE DATE OF EXERCISE OF SUCH WARRANT.

“PVS MULTIPLE” MEANS, AT ANY TIME, THE NUMBER OF COMMON SHARES INTO WHICH ONE PROPORTIONATE VOTING SHARE IN THE CAPITAL OF THE COMPANY (EACH A “PROPORTIONATE VOTING SHARE”) IS AT THAT TIME CONVERTIBLE.

“USD EQUIVALENT AMOUNT” MEANS ON ANY DATE WITH RESPECT TO THE SPECIFIED AMOUNT OF CANADIAN DOLLARS THE U.S. DOLLAR EQUIVALENT AMOUNT AFTER GIVING EFFECT TO THE CONVERSION OF CANADIAN DOLLARS TO U.S. DOLLARS AT THE BANK OF CANADA DAILY AVERAGE EXCHANGE RATE (AS QUOTED OR PUBLISHED FROM TIME TO TIME BY THE BANK OF CANADA) ON THAT DATE.

(2)	EXERCISE: IF THE WARRANTHOLDER DESIRES TO EXERCISE THE RIGHT TO PURCHASE PREFERRED SHARES CONFERRED HEREBY, THE WARRANTHOLDER SHALL (A) COMPLETE, TO THE EXTENT POSSIBLE IN THE MANNER INDICATED, AND EXECUTE A SUBSCRIPTION FORM IN THE FORM ATTACHED AS SCHEDULE “A” TO THIS WARRANT CERTIFICATE, (B) SURRENDER THIS WARRANT CERTIFICATE TO THE CORPORATION IN ACCORDANCE WITH SECTION 13 OF THIS WARRANT CERTIFICATE, AND (C) UNLESS ELECTING CASHLESS EXERCISE (AS DEFINED BELOW), PAY THE AMOUNT PAYABLE UPON THE EXERCISE OF SUCH WARRANTS IN RESPECT OF THE PREFERRED SHARES SUBSCRIBED FOR BY CERTIFIED CHEQUE, BANK DRAFT OR MONEY ORDER IN LAWFUL MONEY OF THE UNITED STATES PAYABLE TO THE CORPORATION OR BY TRANSMITTING SAME DAY FUNDS IN LAWFUL MONEY OF THE UNITED STATES BY WIRE TO SUCH ACCOUNT AS THE CORPORATION SHALL DIRECT THE WARRANTHOLDER. UPON SUCH SURRENDER AND PAYMENT, THE WARRANTHOLDER SHALL BE DEEMED FOR ALL PURPOSES TO BE THE HOLDER OF RECORD OF THE NUMBER OF PREFERRED SHARES TO BE SO ISSUED AND THE WARRANTHOLDER SHALL BE ENTITLED TO DELIVERY OF A CERTIFICATE OR CERTIFICATES REPRESENTING SUCH PREFERRED SHARES AND, IF REQUESTED BY THE WARRANTHOLDER THE CORPORATION SHALL CAUSE SUCH CERTIFICATE OR CERTIFICATES TO BE DELIVERED TO THE WARRANTHOLDER AT THE ADDRESS SPECIFIED IN THE SUBSCRIPTION FORM WITHIN THREE BUSINESS DAYS AFTER SUCH SURRENDER AND PAYMENT AS AFORESAID.

(3)	CASHLESS EXERCISE: THE WARRANTHOLDER SHALL BE ENTITLED TO ELECT A “CASHLESS EXERCISE” ON THE FORM ATTACHED AS SCHEDULE “A” AND SURRENDER ITS WARRANTS TO THE CORPORATION IN EXCHANGE FOR THE ISSUANCE OF THE NUMBER OF PREFERRED SHARES EQUAL TO THE QUOTIENT (IF GREATER THAN ZERO) OBTAINED BY DIVIDING [(A-B) (X)] BY (A), WHERE: (A) EQUALS THE CONVERSION MULTIPLE MULTIPLIED BY THE CURRENT MARKET PRICE ON THE TRADING DAY IMMEDIATELY PRECEDING THE DATE OF EXERCISE OF SUCH WARRANT; (B) EQUALS THE EXERCISE PRICE PER PREFERRED SHARE OF SUCH WARRANT, AS ADJUSTED; AND (X) EQUALS THE NUMBER OF PREFERRED SHARES THAT WOULD OTHERWISE BE ISSUABLE UPON EXERCISE OF SUCH WARRANT IN ACCORDANCE WITH ITS TERMS OTHER THAN PURSUANT TO A CASHLESS EXERCISE. UPON SUCH SURRENDER, THE WARRANTHOLDER SHALL BE DEEMED FOR ALL PURPOSES TO BE THE HOLDER OF RECORD OF THE NUMBER OF PREFERRED SHARES TO BE SO ISSUED AND THE WARRANTHOLDER SHALL BE ENTITLED TO DELIVERY OF A CERTIFICATE OR CERTIFICATES REPRESENTING SUCH PREFERRED SHARES AND THE CORPORATION, IF REQUESTED BY THE WARRANTHOLDER SHALL CAUSE SUCH CERTIFICATE OR CERTIFICATES TO BE DELIVERED TO THE WARRANTHOLDER AT THE ADDRESS SPECIFIED IN THE SUBSCRIPTION FORM WITHIN THREE BUSINESS DAYS AFTER SUCH SURRENDER AND PAYMENT AS AFORESAID.

THE ISSUE PRICE FOR EACH PREFERRED SHARE TO BE ISSUED PURSUANT TO THE CASHLESS EXERCISE OF A WARRANT WILL BE EQUAL TO (B), AS DEFINED ABOVE, AND THE TOTAL ISSUE PRICE FOR THE AGGREGATE NUMBER OF PREFERRED SHARES ISSUED PURSUANT TO THE CASHLESS EXERCISE OF A WARRANT WILL BE PAID AND SATISFIED IN FULL BY THE SURRENDER TO THE CORPORATION OF SUCH WARRANT.

(4)	FRACTIONAL SHARES. ANY FRACTIONAL PREFERRED SHARES ISSUABLE UPON ANY EXERCISE OF THE WARRANTS WILL BE ROUNDED DOWN TO THE NEAREST 1/1000TH OF A PREFERRED SHARE AND THE WARRANTHOLDER WILL NOT BE ENTITLED TO ANY CASH PAYMENT OR COMPENSATION IN LIEU OF ANY FRACTION OF A PREFERRED SHARE THAT IS ROUNDED DOWN.

2.	U.S. RESTRICTIONS:

(1)	U.S. Registration Restrictions: Neither the Warrants represented by this Warrant Certificate nor the Preferred Shares issuable upon exercise hereof have been or will be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), nor under the securities laws of any state of the United States. The Warrants represented by this Certificate may only be exercised by or on behalf of a holder who, at the time of exercise, either:

(a)	(i) is not, and is not exercising the Warrant for the account or benefit of, a U.S. Person or a person in the United States;

(ii) did not execute or deliver the exercise form on behalf of an entity located in the United States;

(iii) delivery of the Preferred Shares will not be to an address in the United States; and

(iv) has in all other respects complied with the terms of Regulation S of the U.S. Securities Act; or

(b)	is the original subscriber for the Warrants, on its own behalf or on behalf of the original beneficial purchaser (if any), it and such beneficial purchaser (if any) are “accredited investors” that satisfy one or more of the criteria set forth in Rule 501(a) of Regulation D under the U.S. Securities Act, it delivered a United States Accredited Investor Certificate to the Corporation in connection with the subscription for the Units pursuant to which the Warrants were acquired, and the representations, warranties and covenants made by the undersigned therein are true and correct on the date of exercise of the Warrants in respect to the exercise of the Warrants and it represents to the Corporation as such; or

(c)	is the original subscriber of the Warrants and is exercising the Warrants solely for its own account or for the account of the original beneficial owner, if any, and for whose account such original purchaser exercises sole investment discretion; each of it and any beneficial owner was on the date the Warrants were purchased from the Corporation, and is on the date of exercise of the Warrants, a “qualified institutional buyer” (as defined in Rule 144A under the U.S. Securities Act) that is also an “accredited investor” that satisfies one or more of the criteria set forth in Rule 501(a) of Regulation D under the U.S. Securities Act, and all the representations, warranties and covenants agreed upon or made by the Warrantholder, or any beneficial purchaser, as the case may be, during the purchase of the Warrants from the Corporation continue to be true and correct as of the date of exercise; or

(d)	is tendering with the exercise form a written opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to the effect that the Preferred Shares to be delivered upon exercise of the Warrants have been registered under the U.S. Securities Act and all applicable state securities laws of the United States or are exempt from such registration requirements.

As used herein, the terms “United States” and “U.S. Person” have the meaning assigned to them in Regulation S under the U.S. Securities Act.

(2)	Restrictive Legends: All certificates representing Preferred Shares (and all the certificates representing the underlying securities in the capital of the Corporation issuable upon conversion of the Preferred Shares) issued to persons who exercise the Warrants pursuant to subsections (1)(b) or (1)(d) above on the exercise of the rights represented by this Warrant Certificate will, unless such Preferred Shares (and the underlying securities in the capital of the Corporation issuable upon conversion of the Preferred Shares) are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, bear the following legend:

“THE SECURITIES REPRESENTED HEREBY [for Preferred Shares, add: AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF] HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY [for Preferred Shares, add: AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF] MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (i) RULE 144 OR (ii) RULE 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND, IN EACH CASE IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (E) UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(i) OR (D) ABOVE, A LEGAL OPINION REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE CORPORATION AND THE CORPORATION’S TRANSFER AGENT TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided, that if the Preferred Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S, the legend set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Corporation and to the Corporation, in such form as the Corporation may prescribe from time to time and, if requested by the Corporation or the registrar and transfer agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation and the registrar and transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S;

provided further, that if any of the Preferred Shares (or the underlying securities in the capital of the Corporation issuable upon conversion of the Preferred Shares) are being sold pursuant to Rule 144 under the U.S. Securities Act and in compliance with any applicable state securities laws, the legend may be removed by delivery to the Corporation’s registrar and transfer agent of an opinion satisfactory to the Corporation and its registrar and transfer agent to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws.

3.	PARTIAL EXERCISE: THE WARRANTHOLDER MAY FROM TIME TO TIME SUBSCRIBE FOR AND PURCHASE ANY LESSER NUMBER OF PREFERRED SHARES THAN THE NUMBER OF PREFERRED SHARES EXPRESSED IN THIS WARRANT CERTIFICATE. IN THE EVENT THAT THE WARRANTHOLDER SUBSCRIBES FOR AND PURCHASES ANY SUCH LESSER NUMBER OF PREFERRED SHARES PRIOR TO THE EXPIRY TIME, THE WARRANTHOLDER SHALL BE ENTITLED TO RECEIVE A REPLACEMENT CERTIFICATE REPRESENTING THE UNEXERCISED BALANCE OF THE WARRANTS.

4.	NOT A SHAREHOLDER: THE HOLDING OF THE WARRANTS SHALL NOT CONSTITUTE THE WARRANTHOLDER A SHAREHOLDER OF THE CORPORATION NOR ENTITLE THE WARRANTHOLDER TO ANY RIGHT OR INTEREST IN RESPECT THEREOF EXCEPT AS EXPRESSLY PROVIDED IN THIS WARRANT CERTIFICATE.

5.	COVENANTS, REPRESENTATIONS AND WARRANTIES:

(1)	The Corporation hereby represents and warrants that:

(a)	The Corporation is duly authorized and has the corporate and lawful authority to create and issue the Warrants and the Preferred Shares issuable upon the exercise hereof and perform its obligations hereunder.

(b)	All Preferred Shares which are issued upon the exercise of the right of purchase provided in this Warrant Certificate, upon payment therefor of the Exercise Price at which such Preferred Shares may be purchased pursuant to the provisions of this Warrant Certificate, or upon cashless exercise in accordance with the terms of this Warrant Certificate, shall be deemed to be fully paid and non-assessable shares and free from all taxes, liens and charges with respect to the issue thereof.

(c)	This Warrant Certificate is a valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Warrant Certificate.

(2)	The Corporation hereby covenants and agrees that:

(a)	So long as any Preferred Shares evidenced hereby remain outstanding, the Corporation will cause the Preferred Shares from time to time subscribed for and purchased in the manner provided in this Warrant Certificate and the certificate or certificates representing such Preferred Shares to be issued and that, at all times prior to the Expiry Time, it has authorized and will reserve and there will remain unissued a sufficient number of Preferred Shares to satisfy the right of purchase provided for in this Warrant Certificate and sufficient number of Proportionate Voting Shares to satisfy the conversion of the Preferred Shares issuable upon exercise of this Warrant.

(b)	The Corporation shall use commercially reasonable efforts to preserve and maintain its corporate existence.

(c)	If, in the opinion of counsel for the Corporation, any prospectus or other filing is required to be filed with or any permission is required to be obtained from any securities regulatory body or any other step is required under any federal or provincial law before any Preferred Shares which the Warrantholder is entitled to purchase pursuant to the Warrant may properly and legally be issued upon exercise thereof, the Corporation covenants that it will use commercially reasonable efforts to take such action.

6.	ANTI-DILUTION PROTECTION:

(1)	Definitions: For the purposes of this section 6 “Adjustment Period” means the period commencing on the date of issue of the Warrants and ending at the Expiry Time.

(2)	Adjustments:

(a)	The Exercise Price and the number of Preferred Shares issuable to the Warrantholder pursuant to this Warrant Certificate shall be subject to adjustment from time to time in the events and in the manner provided as follows if, at any time during the Adjustment Period, the Corporation shall:

(i)	make a distribution to, the holders of all or substantially all of the outstanding Preferred Shares payable in Preferred Shares;

(ii)	subdivide, re-divide or otherwise change the outstanding Preferred Shares into a greater number of Preferred Shares; or

(iii)	reduce, combine or consolidate the outstanding Preferred Shares into a lesser number of Preferred Shares,

(any of such events in subclauses 6(2)(a)(i), 6(2)(a)(ii) and 6(2)(a)(iii) above being herein called a “Preferred Share Reorganization”), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Preferred Shares are determined for the purposes of the Preferred Share Reorganization and the effective date of the Preferred Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

A.	the numerator of which shall be the number of Preferred Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Preferred Share Reorganization; and

B.	the denominator of which shall be the number of Preferred Shares which will be outstanding immediately after giving effect to such Preferred Share Reorganization,

and the number of Preferred Shares issuable to the Warrantholder pursuant to this Warrant Certificate shall be adjusted in inverse proportion to the Exercise Price.

(b)	If, at any time during the Adjustment Period, there shall occur:

(i)	a consolidation, amalgamation, arrangement or merger of the Corporation with or into another body corporate which results in a reclassification or redesignation of the Common Shares or a change of the Common Shares into other shares or securities; or

(ii)	the transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being called a “Capital Reorganization”), after the effective date of the Capital Reorganization, the Warrants shall remain outstanding and the Warrantholder shall be entitled to receive, upon exercising any of the Warrants after the effective date of such Capital Reorganization, in lieu of the number of Preferred Shares to which the Warrantholder was theretofore entitled upon the exercise of the Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Warrantholder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Warrantholder had been the registered holder of the number of Common Shares which the Warrantholder would theretofore have been entitled to purchase or receive upon conversion of the Preferred Shares deliverable upon the exercise of the Warrants and the conversion of the Preferred Shares into Proportionate Voting Shares followed by the conversion of such Proportionate Voting Shares into Common Shares. If necessary, as a result of any such Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interests thereafter of the Warrantholder to the end that the provisions of this Section 6 shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants and the Corporation or any successor corporation or entity shall be entitled to deliver a replacement certificate representing the rights and interests of the Warrantholder as a result of such Capital Reorganization.

(3)	Rules: The following rules and procedures shall be applicable to adjustments made pursuant to subsection 6(2) of this Warrant Certificate:

(a)	If any event of the type contemplated by the provisions of this Section 6 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) occurs, then the board of directors of the Corporation shall promptly make an appropriate adjustment in the Exercise Price and the number of Preferred Shares issuable upon exercise of this Warrant so as to protect the rights of the Warrantholder in a manner consistent with the provisions of this Section 6.

(b)	Subject to the following clauses of this subsection 6(3), any adjustment made pursuant to subsection 6(2) hereof shall be made successively whenever an event referred to therein shall occur, and will, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this Section 6.

(c)	No adjustment in the Exercise Price or in the number or kind of securities purchasable upon the exercise of the Warrants shall be made in respect of any event described in section 6 hereof if the Warrantholder is entitled to participate in such event on the same terms mutatis mutandis as if the Warrantholder had exercised the Warrants prior to or on the record date or effective date, as the case may be, of such event.

(d)	No adjustment in the Exercise Price or in the number of Preferred Shares purchasable upon the exercise of the Warrants shall be made pursuant to subsection 6(2) hereof in respect of the issue from time to time of Preferred Shares pursuant to this Warrant Certificate or pursuant to any stock option, stock purchase or stock bonus plan in effect from time to time for directors, officers or employees of the Corporation and any such issue, and any grant of options in connection therewith, shall be deemed not to be a Preferred Share Reorganization or any other event described in subsection 6(2) hereof.

(e)	If the Corporation shall set a record date to determine holders of Preferred Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Preferred Shares purchasable upon the exercise of the Warrants shall be required by reason of the setting of such record date.

(f)	If a dispute shall at any time arise with respect to adjustments of the Exercise Price or the number of Preferred Shares purchasable upon the exercise of the Warrants, such disputes shall be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors of the Corporation and any such determination shall be conclusive evidence of the correctness of any adjustment made pursuant to subsection 6(2) hereof and shall be binding upon the Corporation and the Warrantholder.

(g)	As a condition precedent to the taking of any action which would require an adjustment pursuant to subsection 6(2) hereof, including the Exercise Price and the number or class of Preferred Shares or other securities which are to be received upon the exercise thereof, the Corporation shall take any action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation may validly and legally issue as fully paid and non- assessable shares all of the Preferred Shares or other securities which the Warrantholder is entitled to receive in accordance with the provisions of this Warrant Certificate

(h)	As promptly as reasonably practicable following any adjustment of the Exercise Price, the Corporation shall furnish to the Warrantholder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(4)	Notice: At least 21 days prior to the earlier of the record date or effective date of any event which requires or might require an adjustment in any of the rights of the Warrantholder under this Warrant Certificate, including the Exercise Price or the number of Preferred Shares which may be purchased under this Warrant Certificate, the Corporation shall deliver to the Warrantholder a certificate of the Corporation specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment. In case any adjustment for which a notice in this subsection 6(4) has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable deliver to the Warrantholder a certificate providing the calculation of such adjustment. The Corporation hereby covenants and agrees that the register of transfers and share transfer books for the Preferred Shares will be open, and that the Corporation will not take any action which might deprive the Warrantholder of the opportunity of exercising the rights of subscription contained in this Warrant Certificate, during such 21 day period.

7.	CONSOLIDATION AND AMALGAMATION.

(1)	In the case of the Corporation entering into a transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation and/or its securities exchanged for the securities of another corporation (herein called a “successor corporation”) whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise, the successor corporation shall be bound by all of the provisions hereof including the due and punctual performance of all covenants of the Corporation and forthwith following the occurrence of such event, the successor corporation resulting from such reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise (if not the Corporation or a subsidiary of the Corporation), shall expressly assume, by supplemental certificate satisfactory in form to the Warrantholder, acting reasonably, and executed and delivered to the Warrantholder, the due and punctual performance and observance of this Warrant Certificate to be performed and observed by the Corporation and these securities and the terms set forth in this Warrant certificate will be a valid and binding obligation of the successor corporation entitling the Warrantholder, as against the successor corporation, to all the rights of the Warrantholder under this Warrant Certificate.

(2)	Whenever the conditions of Section 7(1) shall have been duly observed and performed the successor corporation shall possess, and from time to time may exercise, each and every right and power of the Corporation under this Warrant Certificate in the name of the Corporation or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Corporation may be done and performed with like force and effect by the like directors or officers of the successor corporation.

(3)	The Corporation shall provide 21 days’ notice to the Warrantholder of any transaction that would result in an assumption of the performance and observance of this Warrant Certificate pursuant to Section 7(1).

8.	NO OBLIGATION TO PURCHASE. NOTHING HEREIN CONTAINED OR DONE PURSUANT HERETO SHALL OBLIGATE THE WARRANTHOLDER TO PURCHASE OR PAY FOR OR THE CORPORATION TO ISSUE ANY PREFERRED SHARES EXCEPT THOSE PREFERRED SHARES IN RESPECT OF WHICH THE WARRANTHOLDER SHALL HAVE EXERCISED ITS RIGHT TO PURCHASE IN THE MANNER PROVIDED HEREUNDER.

9.	CHANGE; WAIVER. SUBJECT TO THE APPROVAL OF THE CANADIAN SECURITIES EXCHANGE (OR SUCH OTHER STOCK EXCHANGE ON WHICH THE COMMON SHARES ARE LISTED OR POSTED FOR TRADING), THE PROVISIONS OF THESE WARRANTS MAY FROM TIME TO TIME BE AMENDED, MODIFIED OR WAIVED, IF SUCH AMENDMENT, MODIFICATION OR WAIVER IS IN WRITING AND CONSENTED TO IN WRITING BY THE CORPORATION AND THE WARRANTHOLDER.

10.	FURTHER ASSURANCES: THE CORPORATION HEREBY COVENANTS AND AGREES THAT IT WILL DO, EXECUTE, ACKNOWLEDGE AND DELIVER, OR CAUSE TO BE DONE, EXECUTED, ACKNOWLEDGED AND DELIVERED, ALL AND EVERY SUCH OTHER ACT, DEED AND ASSURANCE AS THE WARRANTHOLDER SHALL REASONABLY REQUIRE FOR THE BETTER ACCOMPLISHING AND EFFECTUATING OF THE INTENTIONS AND PROVISIONS OF THIS WARRANT CERTIFICATE.

11.	TIME OF ESSENCE: TIME SHALL BE OF THE ESSENCE OF THIS WARRANT CERTIFICATE.

12.	GOVERNING LAWS: THIS WARRANT CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

13.	NOTICES: ALL NOTICES OR OTHER COMMUNICATIONS TO BE GIVEN UNDER THIS WARRANT CERTIFICATE SHALL BE DELIVERED BY HAND, COURIER, ORDINARY PREPAID MAIL, FACSIMILE OR BY ELECTRONIC TRANSMISSION AND, IF DELIVERED BY HAND, SHALL BE DEEMED TO HAVE BEEN GIVEN ON THE DELIVERY DATE, IF DELIVERED BY ORDINARY PREPAID MAIL SHALL BE DEEMED TO HAVE BEEN GIVEN ON THE FIFTH DAY FOLLOWING THE DELIVERY DATE AND, IF SENT BY FACSIMILE OR ELECTRONIC TRANSMISSION, ON THE DATE OF TRANSMISSION IF SENT BEFORE 5:00 P.M., TORONTO TIME, ON A BUSINESS DAY OR, IF SENT AFTER 5:00 P.M., TORONTO TIME, OR SUCH DAY IS NOT A BUSINESS DAY, ON THE FIRST BUSINESS DAY FOLLOWING THE DATE OF TRANSMISSION.

Notices to the Corporation shall be addressed to:

TerrAscend Corp.

3610 Mavis Road

Mississauga, Ontario, Canada

L5C 1W2

Attention:	Brian Feldman, General Counsel
Email:	legal@terrascend.com

with a copy (which shall not constitute notice) to:

Bennett Jones LLP

3400 One First Canadian Place

P.O. Box 130

Toronto, Ontario, M5X 1A4

Attention:	Aaron Sonshine, Partner
Facsimile:	416-863-1716
Email:	sonshinea@bennettjones.com

Notices to the Warrantholder shall be addressed to the address of the Warrantholder set out on the face page of this Warrant Certificate.

The Corporation and the Warrantholder may change its address for service by notice in writing to the other of them specifying its new address for service under this Warrant Certificate.

14.	LOST CERTIFICATE: IF THIS WARRANT CERTIFICATE OR ANY REPLACEMENT HEREOF BECOMES STOLEN, LOST, MUTILATED OR DESTROYED, THE CORPORATION SHALL, ON SUCH TERMS AS IT MAY IN ITS DISCRETION IMPOSE, ACTING REASONABLY, ISSUE AND DELIVER A NEW CERTIFICATE, IN FORM IDENTICAL HERETO BUT WITH APPROPRIATE CHANGES, REPRESENTING ANY UNEXERCISED PORTION OF THE SUBSCRIPTION RIGHTS REPRESENTED HEREBY TO REPLACE THE CERTIFICATE SO STOLEN, LOST, MUTILATED OR DESTROYED.

15.	LANGUAGE: THE PARTIES HERETO ACKNOWLEDGE AND CONFIRM THAT THEY HAVE REQUESTED THAT THIS WARRANT CERTIFICATE AS WELL AS ALL NOTICES AND OTHER DOCUMENTS CONTEMPLATED HEREBY BE DRAWN UP IN THE ENGLISH LANGUAGE. LES PARTIES AUX PRÉSENTES RECONNAISSENT ET CONFIRMENT QU’ELLES ONT EXIGÉ QUE LA PRÉSENTE CONVENTION AINSI QUE TOUS LES AVIS ET DOCUMENTS QUI S’Y RATTACHENT SOIENT RÉDIGÉS EN LANGUE ANGLAISE.

16.	TRANSFER: THE WARRANTS ARE TRANSFERABLE AND THE TERM “WARRANTHOLDER” SHALL MEAN AND INCLUDE ANY SUCCESSOR, TRANSFEREE OR ASSIGNEE OF THE CURRENT OR ANY FUTURE WARRANTHOLDER. THE WARRANTS MAY BE TRANSFERRED BY THE WARRANTHOLDER COMPLETING AND DELIVERING TO THE CORPORATION THE TRANSFER FORM ATTACHED HERETO AS SCHEDULE “B” AND SUBJECT TO COMPLIANCE WITH ALL APPLICABLE LAWS INCLUDING THE APPLICABLE SECURITIES LEGISLATION.

17.	SUCCESSORS AND ASSIGNS: THIS WARRANT CERTIFICATE SHALL ENURE TO THE BENEFIT OF THE WARRANTHOLDER AND THE SUCCESSORS AND ASSIGNEES THEREOF AND SHALL BE BINDING UPON THE CORPORATION AND THE SUCCESSORS THEREOF.

18.	UNITED STATES DOLLARS: UNLESS OTHERWISE SPECIFIED, ALL REFERENCES HEREIN TO MONETARY AMOUNTS ARE REFERENCES TO LAWFUL MONEY OF THE UNITED STATES.

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IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer as of the 22nd day of         May         , 2020.

TERRASCEND CORP.

By:
Authorized Officer

[Signature page - Warrant Certificate - US]

SCHEDULE “A”

TO:	TERRASCEND CORP.

SUBSCRIPTION FORM

The undersigned hereby subscribes for ____________ convertible preferred shares (“Preferred Shares”) of TerrAscend Corp. (the “Corporation”) (or such other number of Preferred Shares or other securities to which such subscription entitles the undersigned in lieu thereof or in addition thereto pursuant to the provisions of the warrant certificate (the “Warrant Certificate”) dated May 22, 2020 issued by the Corporation) at the purchase price of $3,000 per Preferred Share (or at such other purchase price as may be in effect under the provisions of the Warrant Certificate) and on and subject to the other terms and conditions specified in the Warrant Certificate and hereunder.

The undersigned (check one):

☐	encloses herewith a certified cheque, bank draft or money order in lawful money of Canada payable to the Corporation or has transmitted same day funds by wire to such account as the Corporation directed the undersigned in payment of the subscription price; OR

☐	elects cashless exercise.

The undersigned hereby represents and warrants to the Corporation that the undersigned (check one):

☐	1. at the time of exercise of these warrants (i) is not in the United States; (ii) is not a U.S. Person as defined in Regulation S under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”); (iii) is not exercising these warrants on behalf of, or for the account of, a U.S. Person or a person in the United States; (iv) did not acquire these warrants in the United States or on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States; (v) did not execute or deliver this exercise form in the United States; (vi) is not requesting delivery in the United States of the Preferred Shares issuable upon such exercise; and (vii) represents and warrants that the exercise of these warrants and acquisition of the Preferred Shares occurred in an “offshore transaction” (as defined in Regulation S under the U.S. Securities Act); OR

☐	2. is

(A)    (i) present in the United States, (ii) a U.S. Person, (iii) a person exercising these warrants for the account or benefit of a U.S. Person or a person in the United States, or (iv)   requesting delivery in the United States of the Preferred Shares issuable upon such exercise; and

(B)    the undersigned has an exemption from the registration requirements of the U.S. Securities Act and all applicable state securities laws available for the exercise of these warrants, and has delivered to the Corporation a written opinion of U.S. counsel, in form and substance reasonably satisfactory to the Corporation, or such other evidence reasonably satisfactory to the Corporation to that effect; OR

☐	3. is the original purchaser of these warrants and (a) purchased these warrants directly from the Corporation pursuant to the terms and conditions of a subscription agreement for the purchase of units from the Corporation; (b) is exercising these warrants solely for its own account or for the account of the original beneficial owner, if any; (c) each of it and any beneficial owner was on the date these warrants were purchased from the Corporation, and is on the date of exercise of these warrants, an “accredited investor” within the meaning of Rule 501(a) under the U.S. Securities Act; and (d) all the representations, warranties and covenants agreed upon or made by the undersigned during the purchase of these warrants from the Corporation continue to be true and correct as if duly executed as of the date thereof; OR

☐	4. is the original purchaser of these warrants and (a) purchased these warrants directly from the Corporation pursuant to the terms and conditions of a subscription agreement for the purchase of units from the Corporation; (b) is exercising these warrants solely for its own account or for the account of the original beneficial owner, if any, and for whose account such original purchaser exercises sole investment direction; (c) each of it and any beneficial owner was on the date these warrants were purchased from the Corporation, and is on the date of exercise of these warrants, a “qualified institutional buyer” (as that term is used in Rule 144A of the U.S. Securities Act) and is also an “accredited investor” that satisfies one or more of the criteria set forth in Rule 501(a) of Regulation D under the U.S. Securities Act; and (d) all the representations, warranties and covenants agreed upon or made by the undersigned, or any beneficial purchaser, as the case may be during the purchase of these warrants from the Corporation continue to be true and correct as if duly executed as of the date thereof.

“United States” and “U.S. Person” are as defined in Regulation S under the U.S. Securities Act.

The undersigned holder understands that unless Box 1 or 4 above is checked, the certificate representing the Preferred Shares issued upon exercise of the warrants represented by this Warrant Certificate will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available (as described in the Warrant Certificate and the subscription documents). If Box 2 above is checked, holders are encouraged to consult with the Corporation in advance to determine that the legal opinion tendered in connection with the exercise will be satisfactory in form and substance to the Corporation.

If Box 2 or Box 3 is checked, any certificate representing the Preferred Shares issuable upon exercise of these warrants will bear an applicable United States restrictive legend

The undersigned hereby directs that the Preferred Shares subscribed for be registered and delivered as follows:

Name in Full	Address	Number of Preferred Shares

DATED this _____ day of _______________, 20_____.

By:

SCHEDULE “B”

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ (include name and address of the transferee) Warrants exercisable for convertible preferred shares of TerrAscend Corp. (the “Corporation”) registered in the name of the undersigned on the register of the Corporation maintained therefor, and hereby irrevocably appoints _________________ the attorney of the undersigned to transfer the said securities on the books maintained by the Corporation with full power of substitution.

In the case of a Warrant Certificate that contains a U.S. restrictive legend, the undersigned hereby represents, warrants and certifies that (one (only) of the following must be checked):

☐	(A)	the transfer is being made to the Corporation; OR

☐	(B)	the transfer is being made outside the United States in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and in compliance with any applicable local securities laws and regulations and the Warrantholder has provided herewith a declaration for removal of U.S. Legend in such form as the Corporation or its transfer agent may prescribe from time to time; OR

☐	(C)	the transfer is being made pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by (i) Rule 144 or (ii) Rule 144A thereunder, and in either case in accordance with applicable state securities laws; OR

☐	(D)	the transfer is being made within the United States or to, or for the account or benefit of, U.S. Persons, in accordance with a transaction that does not require registration under the U.S. Securities Act or any applicable state securities law.

In the case of a transfer in accordance with (C)(i) or (D) above, the Corporation and its transfer agent shall first have received an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation, to such effect. “United States” and “U.S. Person” are used herein as such terms are defined by Regulation S under the U.S. Securities Act.

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DATED this__________day of _______________, 20___________.

Signature of Transferor guaranteed by:

Name of Bank or Trust Company:	Signature of Transferor

Address of Transferor

Instructions:

19.	THE NAME OF THE TRANSFEROR MUST CORRESPOND WITH THE NAME WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR WITHOUT ANY CHANGES WHATSOEVER.

20.	THE SIGNATURE OF THE TRANSFEROR ON THE TRANSFER FORM MUST BE GUARANTEED BY AN AUTHORIZED OFFICER OF A CHARTERED BANK, TRUST COMPANY OR AN INVESTMENT DEALER WHO IS A MEMBER OF A RECOGNIZED STOCK EXCHANGE, AND THE WARRANTHOLDER MUST PAY ANY APPLICABLE TRANSFER TAXES OR FEES.

21.	IF THE TRANSFER FORM IS SIGNED BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, CURATOR, GUARDIAN, ATTORNEY, OFFICER OF A CORPORATION OR ANY PERSON ACTING IN A JUDICIARY OR REPRESENTATIVE CAPACITY, THE WARRANT CERTIFICATE MUST BE ACCOMPANIED BY EVIDENCE OF AUTHORITY TO SIGN SATISFACTORY TO THE CORPORATION.

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (I) RULE 144 OR (II) RULE 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND, IN EACH CASE IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (E) UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(I) OR (D) ABOVE, A LEGAL OPINION REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE CORPORATION AND THE CORPORATION’S TRANSFER AGENT TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. “UNITED STATES” AND “U.S. PERSON” ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

WARRANTS TO PURCHASE

SERIES C PREFERRED SHARES OF TERRASCEND CORP.

Date: May 22, 2020

Warrant Certificate Number:	Number of Warrants:

2020 – W – 004P	3,000

THIS IS TO CERTIFY THAT for value received JW Opportunities Master Fund, Ltd, Elgin Court, Elgin Avenue, George Town, Grand Cayman, KY1-1106, Cayman Island (the “Warrantholder”) has the right to purchase in respect of each whole warrant (individually, a “Warrant” and, collectively, the “Warrants”) represented by this certificate or by a replacement certificate (in either case, this “Warrant Certificate”), at any time up to 5:00 p.m. (Toronto time), on May 22, 2023 (the “Expiry Time”), one fully paid and non-assessable Series C convertible preferred share (individually, a “Preferred Share” and, collectively, the “Preferred Shares” and which terms shall include any shares or other securities to be issued in addition thereto or in substitution or replacement therefor as provided herein) of TerrAscend Corp. (the “Corporation”), a corporation existing under the Business Corporations Act (Ontario), as constituted on the date hereof at a purchase price (the purchase price in effect from time to time being called the “Exercise Price”) of $3,000 per Preferred Share, subject to adjustment as provided herein.

The Warrants are being issued to the Warrantholder in connection with the issuance and sale by the Corporation of units (each a “Unit”) consisting of one Preferred Share in the capital of the Corporation and one Warrant.

The Corporation agrees that the Preferred Shares purchased pursuant to the exercise of the Warrants shall be and be deemed to be issued to the Warrantholder as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment or cashless exercise made for such Preferred Shares as aforesaid.

Nothing contained herein shall confer any right upon the Warrantholder to subscribe for or purchase any Preferred Shares at any time after the Expiry Time and from and after the Expiry Time the Warrants and all rights under this Warrant Certificate shall be void and of no value.

The above provisions are subject to the following:

1.	EXERCISE

(1)	DEFINITIONS: FOR THE PURPOSES OF THIS WARRANT CERTIFICATE, THE FOLLOWING TERMS SHALL HAVE THE MEANINGS SPECIFIED BELOW:

“CLOSING PRICE” MEANS, WITH RESPECT TO ANY DATE, THE CLOSING SALE PRICE PER COMMON SHARE (OR IF NO CLOSING SALE PRICE IS REPORTED, THE AVERAGE OF THE BID AND ASK PRICES OR, IF MORE THAN ONE IN EITHER CASE, THE AVERAGE OF THE AVERAGE BID AND THE AVERAGE ASK PRICES) ON THAT DATE AS REPORTED IN COMPOSITE TRANSACTIONS FOR THE CANADIAN NATIONAL STOCK EXCHANGE OR AUTOMATED INTER-DEALER QUOTATION SYSTEM UPON WHICH THE COMMON SHARES ARE LISTED OR QUOTED (OR, IF THE COMMON SHARES ARE NOT LISTED AND POSTED FOR TRADING ON A CANADIAN NATIONAL STOCK EXCHANGE OR AUTOMATED INTER-DEALER QUOTATION SYSTEM, SUCH OTHER OVER-THE-COUNTER MARKET ON WHICH THE COMMON SHARES MAY BE LISTED OR QUOTED). IF THE COMMON SHARES ARE NOT SO LISTED OR QUOTED, THE LAST REPORTED SALE PRICE WILL BE THE AVERAGE OF THE MID-POINT OF THE LAST BID AND ASK PRICES FOR THE COMMON SHARES ON THE RELEVANT DATE FROM EACH OF AT LEAST TWO RECOGNIZED INVESTMENT BANKING FIRMS SELECTED BY THE CORPORATION FOR THIS PURPOSE.

“COMMON SHARE” MEANS A COMMON SHARE IN THE CAPITAL OF THE CORPORATION.

“CONVERSION MULTIPLE” MEANS, AT ANY TIME, THE NUMBER OF PROPORTIONATE VOTING SHARES INTO WHICH ONE PREFERRED SHARE IS AT THAT TIME CONVERTIBLE MULTIPLIED BY THE PVS MULTIPLE AND SHALL INITIALLY BE 1,000.

“CURRENT MARKET PRICE” MEANS, WITH RESPECT TO THE EXERCISE OF ANY WARRANT, THE AVERAGE OF THE CLOSING PRICES (OR IF THE CLOSING PRICE ON ANY TRADING DAY IS QUOTED ONLY IN CANADIAN DOLLARS, THE USD EQUIVALENT AMOUNT THEREOF ON SUCH TRADING DAY) FOR EACH OF THE 10 CONSECUTIVE TRADING DAYS ENDING ON THE DAY IMMEDIATELY PRIOR TO THE DATE OF EXERCISE OF SUCH WARRANT.

“PVS MULTIPLE” MEANS, AT ANY TIME, THE NUMBER OF COMMON SHARES INTO WHICH ONE PROPORTIONATE VOTING SHARE IN THE CAPITAL OF THE COMPANY (EACH A “PROPORTIONATE VOTING SHARE”) IS AT THAT TIME CONVERTIBLE.

“USD EQUIVALENT AMOUNT” MEANS ON ANY DATE WITH RESPECT TO THE SPECIFIED AMOUNT OF CANADIAN DOLLARS THE U.S. DOLLAR EQUIVALENT AMOUNT AFTER GIVING EFFECT TO THE CONVERSION OF CANADIAN DOLLARS TO U.S. DOLLARS AT THE BANK OF CANADA DAILY AVERAGE EXCHANGE RATE (AS QUOTED OR PUBLISHED FROM TIME TO TIME BY THE BANK OF CANADA) ON THAT DATE.

(2)	EXERCISE: IF THE WARRANTHOLDER DESIRES TO EXERCISE THE RIGHT TO PURCHASE PREFERRED SHARES CONFERRED HEREBY, THE WARRANTHOLDER SHALL (A) COMPLETE, TO THE EXTENT POSSIBLE IN THE MANNER INDICATED, AND EXECUTE A SUBSCRIPTION FORM IN THE FORM ATTACHED AS SCHEDULE “A” TO THIS WARRANT CERTIFICATE, (B) SURRENDER THIS WARRANT CERTIFICATE TO THE CORPORATION IN ACCORDANCE WITH SECTION 13 OF THIS WARRANT CERTIFICATE, AND (C) UNLESS ELECTING CASHLESS EXERCISE (AS DEFINED BELOW), PAY THE AMOUNT PAYABLE UPON THE EXERCISE OF SUCH WARRANTS IN RESPECT OF THE PREFERRED SHARES SUBSCRIBED FOR BY CERTIFIED CHEQUE, BANK DRAFT OR MONEY ORDER IN LAWFUL MONEY OF THE UNITED STATES PAYABLE TO THE CORPORATION OR BY TRANSMITTING SAME DAY FUNDS IN LAWFUL MONEY OF THE UNITED STATES BY WIRE TO SUCH ACCOUNT AS THE CORPORATION SHALL DIRECT THE WARRANTHOLDER. UPON SUCH SURRENDER AND PAYMENT, THE WARRANTHOLDER SHALL BE DEEMED FOR ALL PURPOSES TO BE THE HOLDER OF RECORD OF THE NUMBER OF PREFERRED SHARES TO BE SO ISSUED AND THE WARRANTHOLDER SHALL BE ENTITLED TO DELIVERY OF A CERTIFICATE OR CERTIFICATES REPRESENTING SUCH PREFERRED SHARES AND, IF REQUESTED BY THE WARRANTHOLDER THE CORPORATION SHALL CAUSE SUCH CERTIFICATE OR CERTIFICATES TO BE DELIVERED TO THE WARRANTHOLDER AT THE ADDRESS SPECIFIED IN THE SUBSCRIPTION FORM WITHIN THREE BUSINESS DAYS AFTER SUCH SURRENDER AND PAYMENT AS AFORESAID.

(3)	CASHLESS EXERCISE: THE WARRANTHOLDER SHALL BE ENTITLED TO ELECT A “CASHLESS EXERCISE” ON THE FORM ATTACHED AS SCHEDULE “A” AND SURRENDER ITS WARRANTS TO THE CORPORATION IN EXCHANGE FOR THE ISSUANCE OF THE NUMBER OF PREFERRED SHARES EQUAL TO THE QUOTIENT (IF GREATER THAN ZERO) OBTAINED BY DIVIDING [(A-B) (X)] BY (A), WHERE: (A) EQUALS THE CONVERSION MULTIPLE MULTIPLIED BY THE CURRENT MARKET PRICE ON THE TRADING DAY IMMEDIATELY PRECEDING THE DATE OF EXERCISE OF SUCH WARRANT; (B) EQUALS THE EXERCISE PRICE PER PREFERRED SHARE OF SUCH WARRANT, AS ADJUSTED; AND (X) EQUALS THE NUMBER OF PREFERRED SHARES THAT WOULD OTHERWISE BE ISSUABLE UPON EXERCISE OF SUCH WARRANT IN ACCORDANCE WITH ITS TERMS OTHER THAN PURSUANT TO A CASHLESS EXERCISE. UPON SUCH SURRENDER, THE WARRANTHOLDER SHALL BE DEEMED FOR ALL PURPOSES TO BE THE HOLDER OF RECORD OF THE NUMBER OF PREFERRED SHARES TO BE SO ISSUED AND THE WARRANTHOLDER SHALL BE ENTITLED TO DELIVERY OF A CERTIFICATE OR CERTIFICATES REPRESENTING SUCH PREFERRED SHARES AND THE CORPORATION, IF REQUESTED BY THE WARRANTHOLDER SHALL CAUSE SUCH CERTIFICATE OR CERTIFICATES TO BE DELIVERED TO THE WARRANTHOLDER AT THE ADDRESS SPECIFIED IN THE SUBSCRIPTION FORM WITHIN THREE BUSINESS DAYS AFTER SUCH SURRENDER AND PAYMENT AS AFORESAID.

THE ISSUE PRICE FOR EACH PREFERRED SHARE TO BE ISSUED PURSUANT TO THE CASHLESS EXERCISE OF A WARRANT WILL BE EQUAL TO (B), AS DEFINED ABOVE, AND THE TOTAL ISSUE PRICE FOR THE AGGREGATE NUMBER OF PREFERRED SHARES ISSUED PURSUANT TO THE CASHLESS EXERCISE OF A WARRANT WILL BE PAID AND SATISFIED IN FULL BY THE SURRENDER TO THE CORPORATION OF SUCH WARRANT.

(4)	FRACTIONAL SHARES. ANY FRACTIONAL PREFERRED SHARES ISSUABLE UPON ANY EXERCISE OF THE WARRANTS WILL BE ROUNDED DOWN TO THE NEAREST 1/1000TH OF A PREFERRED SHARE AND THE WARRANTHOLDER WILL NOT BE ENTITLED TO ANY CASH PAYMENT OR COMPENSATION IN LIEU OF ANY FRACTION OF A PREFERRED SHARE THAT IS ROUNDED DOWN.

2.	U.S. RESTRICTIONS:

(1)	U.S. Registration Restrictions: Neither the Warrants represented by this Warrant Certificate nor the Preferred Shares issuable upon exercise hereof have been or will be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), nor under the securities laws of any state of the United States. The Warrants represented by this Certificate may only be exercised by or on behalf of a holder who, at the time of exercise, either:

(a)	(i) is not, and is not exercising the Warrant for the account or benefit of, a U.S. Person or a person in the United States;

(ii) did not execute or deliver the exercise form on behalf of an entity located in the United States;

(iii) delivery of the Preferred Shares will not be to an address in the United States; and

(iv) has in all other respects complied with the terms of Regulation S of the U.S. Securities Act; or

(b)	is the original subscriber for the Warrants, on its own behalf or on behalf of the original beneficial purchaser (if any), it and such beneficial purchaser (if any) are “accredited investors” that satisfy one or more of the criteria set forth in Rule 501(a) of Regulation D under the U.S. Securities Act, it delivered a United States Accredited Investor Certificate to the Corporation in connection with the subscription for the Units pursuant to which the Warrants were acquired, and the representations, warranties and covenants made by the undersigned therein are true and correct on the date of exercise of the Warrants in respect to the exercise of the Warrants and it represents to the Corporation as such; or

(c)	is the original subscriber of the Warrants and is exercising the Warrants solely for its own account or for the account of the original beneficial owner, if any, and for whose account such original purchaser exercises sole investment discretion; each of it and any beneficial owner was on the date the Warrants were purchased from the Corporation, and is on the date of exercise of the Warrants, a “qualified institutional buyer” (as defined in Rule 144A under the U.S. Securities Act) that is also an “accredited investor” that satisfies one or more of the criteria set forth in Rule 501(a) of Regulation D under the U.S. Securities Act, and all the representations, warranties and covenants agreed upon or made by the Warrantholder, or any beneficial purchaser, as the case may be, during the purchase of the Warrants from the Corporation continue to be true and correct as of the date of exercise; or

(d)	is tendering with the exercise form a written opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to the effect that the Preferred Shares to be delivered upon exercise of the Warrants have been registered under the U.S. Securities Act and all applicable state securities laws of the United States or are exempt from such registration requirements.

As used herein, the terms “United States” and “U.S. Person” have the meaning assigned to them in Regulation S under the U.S. Securities Act.

(2)	Restrictive Legends: All certificates representing Preferred Shares (and all the certificates representing the underlying securities in the capital of the Corporation issuable upon conversion of the Preferred Shares) issued to persons who exercise the Warrants pursuant to subsections (1)(b) or (1)(d) above on the exercise of the rights represented by this Warrant Certificate will, unless such Preferred Shares (and the underlying securities in the capital of the Corporation issuable upon conversion of the Preferred Shares) are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, bear the following legend:

“THE SECURITIES REPRESENTED HEREBY [for Preferred Shares, add: AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF] HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY [for Preferred Shares, add: AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF] MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (i) RULE 144 OR (ii) RULE 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND, IN EACH CASE IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (E) UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(i) OR (D) ABOVE, A LEGAL OPINION REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE CORPORATION AND THE CORPORATION’S TRANSFER AGENT TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided, that if the Preferred Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S, the legend set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Corporation and to the Corporation, in such form as the Corporation may prescribe from time to time and, if requested by the Corporation or the registrar and transfer agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation and the registrar and transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S;

provided further, that if any of the Preferred Shares (or the underlying securities in the capital of the Corporation issuable upon conversion of the Preferred Shares) are being sold pursuant to Rule 144 under the U.S. Securities Act and in compliance with any applicable state securities laws, the legend may be removed by delivery to the Corporation’s registrar and transfer agent of an opinion satisfactory to the Corporation and its registrar and transfer agent to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws.

3.	PARTIAL EXERCISE: THE WARRANTHOLDER MAY FROM TIME TO TIME SUBSCRIBE FOR AND PURCHASE ANY LESSER NUMBER OF PREFERRED SHARES THAN THE NUMBER OF PREFERRED SHARES EXPRESSED IN THIS WARRANT CERTIFICATE. IN THE EVENT THAT THE WARRANTHOLDER SUBSCRIBES FOR AND PURCHASES ANY SUCH LESSER NUMBER OF PREFERRED SHARES PRIOR TO THE EXPIRY TIME, THE WARRANTHOLDER SHALL BE ENTITLED TO RECEIVE A REPLACEMENT CERTIFICATE REPRESENTING THE UNEXERCISED BALANCE OF THE WARRANTS.

4.	NOT A SHAREHOLDER: THE HOLDING OF THE WARRANTS SHALL NOT CONSTITUTE THE WARRANTHOLDER A SHAREHOLDER OF THE CORPORATION NOR ENTITLE THE WARRANTHOLDER TO ANY RIGHT OR INTEREST IN RESPECT THEREOF EXCEPT AS EXPRESSLY PROVIDED IN THIS WARRANT CERTIFICATE.

5.	COVENANTS, REPRESENTATIONS AND WARRANTIES:

(1)	The Corporation hereby represents and warrants that:

(a)	The Corporation is duly authorized and has the corporate and lawful authority to create and issue the Warrants and the Preferred Shares issuable upon the exercise hereof and perform its obligations hereunder.

(b)	All Preferred Shares which are issued upon the exercise of the right of purchase provided in this Warrant Certificate, upon payment therefor of the Exercise Price at which such Preferred Shares may be purchased pursuant to the provisions of this Warrant Certificate, or upon cashless exercise in accordance with the terms of this Warrant Certificate, shall be deemed to be fully paid and non-assessable shares and free from all taxes, liens and charges with respect to the issue thereof.

(c)	This Warrant Certificate is a valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Warrant Certificate.

(2)	The Corporation hereby covenants and agrees that:

(a)	So long as any Preferred Shares evidenced hereby remain outstanding, the Corporation will cause the Preferred Shares from time to time subscribed for and purchased in the manner provided in this Warrant Certificate and the certificate or certificates representing such Preferred Shares to be issued and that, at all times prior to the Expiry Time, it has authorized and will reserve and there will remain unissued a sufficient number of Preferred Shares to satisfy the right of purchase provided for in this Warrant Certificate and sufficient number of Proportionate Voting Shares to satisfy the conversion of the Preferred Shares issuable upon exercise of this Warrant.

(b)	The Corporation shall use commercially reasonable efforts to preserve and maintain its corporate existence.

(c)	If, in the opinion of counsel for the Corporation, any prospectus or other filing is required to be filed with or any permission is required to be obtained from any securities regulatory body or any other step is required under any federal or provincial law before any Preferred Shares which the Warrantholder is entitled to purchase pursuant to the Warrant may properly and legally be issued upon exercise thereof, the Corporation covenants that it will use commercially reasonable efforts to take such action.

6.	ANTI-DILUTION PROTECTION:

(1)	Definitions: For the purposes of this section 6 “Adjustment Period” means the period commencing on the date of issue of the Warrants and ending at the Expiry Time.

(2)	Adjustments:

(a)	The Exercise Price and the number of Preferred Shares issuable to the Warrantholder pursuant to this Warrant Certificate shall be subject to adjustment from time to time in the events and in the manner provided as follows if, at any time during the Adjustment Period, the Corporation shall:

(i)	make a distribution to, the holders of all or substantially all of the outstanding Preferred Shares payable in Preferred Shares;

(ii)	subdivide, re-divide or otherwise change the outstanding Preferred Shares into a greater number of Preferred Shares; or

(iii)	reduce, combine or consolidate the outstanding Preferred Shares into a lesser number of Preferred Shares,

(any of such events in subclauses 6(2)(a)(i), 6(2)(a)(ii) and 6(2)(a)(iii) above being herein called a “Preferred Share Reorganization”), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Preferred Shares are determined for the purposes of the Preferred Share Reorganization and the effective date of the Preferred Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

A.	the numerator of which shall be the number of Preferred Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Preferred Share Reorganization; and

B.	the denominator of which shall be the number of Preferred Shares which will be outstanding immediately after giving effect to such Preferred Share Reorganization,

and the number of Preferred Shares issuable to the Warrantholder pursuant to this Warrant Certificate shall be adjusted in inverse proportion to the Exercise Price.

(b)	If, at any time during the Adjustment Period, there shall occur:

(i)	a consolidation, amalgamation, arrangement or merger of the Corporation with or into another body corporate which results in a reclassification or redesignation of the Common Shares or a change of the Common Shares into other shares or securities; or

(ii)	the transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being called a “Capital Reorganization”), after the effective date of the Capital Reorganization, the Warrants shall remain outstanding and the Warrantholder shall be entitled to receive, upon exercising any of the Warrants after the effective date of such Capital Reorganization, in lieu of the number of Preferred Shares to which the Warrantholder was theretofore entitled upon the exercise of the Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Warrantholder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Warrantholder had been the registered holder of the number of Common Shares which the Warrantholder would theretofore have been entitled to purchase or receive upon conversion of the Preferred Shares deliverable upon the exercise of the Warrants and the conversion of the Preferred Shares into Proportionate Voting Shares followed by the conversion of such Proportionate Voting Shares into Common Shares. If necessary, as a result of any such Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interests thereafter of the Warrantholder to the end that the provisions of this Section 6 shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants and the Corporation or any successor corporation or entity shall be entitled to deliver a replacement certificate representing the rights and interests of the Warrantholder as a result of such Capital Reorganization.

(3)	Rules: The following rules and procedures shall be applicable to adjustments made pursuant to subsection 6(2) of this Warrant Certificate:

(a)	If any event of the type contemplated by the provisions of this Section 6 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) occurs, then the board of directors of the Corporation shall promptly make an appropriate adjustment in the Exercise Price and the number of Preferred Shares issuable upon exercise of this Warrant so as to protect the rights of the Warrantholder in a manner consistent with the provisions of this Section 6.

(b)	Subject to the following clauses of this subsection 6(3), any adjustment made pursuant to subsection 6(2) hereof shall be made successively whenever an event referred to therein shall occur, and will, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this Section 6.

(c)	No adjustment in the Exercise Price or in the number or kind of securities purchasable upon the exercise of the Warrants shall be made in respect of any event described in section 6 hereof if the Warrantholder is entitled to participate in such event on the same terms mutatis mutandis as if the Warrantholder had exercised the Warrants prior to or on the record date or effective date, as the case may be, of such event.

(d)	No adjustment in the Exercise Price or in the number of Preferred Shares purchasable upon the exercise of the Warrants shall be made pursuant to subsection 6(2) hereof in respect of the issue from time to time of Preferred Shares pursuant to this Warrant Certificate or pursuant to any stock option, stock purchase or stock bonus plan in effect from time to time for directors, officers or employees of the Corporation and any such issue, and any grant of options in connection therewith, shall be deemed not to be a Preferred Share Reorganization or any other event described in subsection 6(2) hereof.

(e)	If the Corporation shall set a record date to determine holders of Preferred Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Preferred Shares purchasable upon the exercise of the Warrants shall be required by reason of the setting of such record date.

(f)	If a dispute shall at any time arise with respect to adjustments of the Exercise Price or the number of Preferred Shares purchasable upon the exercise of the Warrants, such disputes shall be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors of the Corporation and any such determination shall be conclusive evidence of the correctness of any adjustment made pursuant to subsection 6(2) hereof and shall be binding upon the Corporation and the Warrantholder.

(g)	As a condition precedent to the taking of any action which would require an adjustment pursuant to subsection 6(2) hereof, including the Exercise Price and the number or class of Preferred Shares or other securities which are to be received upon the exercise thereof, the Corporation shall take any action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation may validly and legally issue as fully paid and non- assessable shares all of the Preferred Shares or other securities which the Warrantholder is entitled to receive in accordance with the provisions of this Warrant Certificate

(h)	As promptly as reasonably practicable following any adjustment of the Exercise Price, the Corporation shall furnish to the Warrantholder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(4)	Notice: At least 21 days prior to the earlier of the record date or effective date of any event which requires or might require an adjustment in any of the rights of the Warrantholder under this Warrant Certificate, including the Exercise Price or the number of Preferred Shares which may be purchased under this Warrant Certificate, the Corporation shall deliver to the Warrantholder a certificate of the Corporation specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment. In case any adjustment for which a notice in this subsection 6(4) has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable deliver to the Warrantholder a certificate providing the calculation of such adjustment. The Corporation hereby covenants and agrees that the register of transfers and share transfer books for the Preferred Shares will be open, and that the Corporation will not take any action which might deprive the Warrantholder of the opportunity of exercising the rights of subscription contained in this Warrant Certificate, during such 21 day period.

7.	CONSOLIDATION AND AMALGAMATION.

(1)	In the case of the Corporation entering into a transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation and/or its securities exchanged for the securities of another corporation (herein called a “successor corporation”) whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise, the successor corporation shall be bound by all of the provisions hereof including the due and punctual performance of all covenants of the Corporation and forthwith following the occurrence of such event, the successor corporation resulting from such reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise (if not the Corporation or a subsidiary of the Corporation), shall expressly assume, by supplemental certificate satisfactory in form to the Warrantholder, acting reasonably, and executed and delivered to the Warrantholder, the due and punctual performance and observance of this Warrant Certificate to be performed and observed by the Corporation and these securities and the terms set forth in this Warrant certificate will be a valid and binding obligation of the successor corporation entitling the Warrantholder, as against the successor corporation, to all the rights of the Warrantholder under this Warrant Certificate.

(2)	Whenever the conditions of Section 7(1) shall have been duly observed and performed the successor corporation shall possess, and from time to time may exercise, each and every right and power of the Corporation under this Warrant Certificate in the name of the Corporation or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Corporation may be done and performed with like force and effect by the like directors or officers of the successor corporation.

(3)	The Corporation shall provide 21 days’ notice to the Warrantholder of any transaction that would result in an assumption of the performance and observance of this Warrant Certificate pursuant to Section 7(1).

8.	NO OBLIGATION TO PURCHASE. NOTHING HEREIN CONTAINED OR DONE PURSUANT HERETO SHALL OBLIGATE THE WARRANTHOLDER TO PURCHASE OR PAY FOR OR THE CORPORATION TO ISSUE ANY PREFERRED SHARES EXCEPT THOSE PREFERRED SHARES IN RESPECT OF WHICH THE WARRANTHOLDER SHALL HAVE EXERCISED ITS RIGHT TO PURCHASE IN THE MANNER PROVIDED HEREUNDER.

9.	CHANGE; WAIVER. SUBJECT TO THE APPROVAL OF THE CANADIAN SECURITIES EXCHANGE (OR SUCH OTHER STOCK EXCHANGE ON WHICH THE COMMON SHARES ARE LISTED OR POSTED FOR TRADING), THE PROVISIONS OF THESE WARRANTS MAY FROM TIME TO TIME BE AMENDED, MODIFIED OR WAIVED, IF SUCH AMENDMENT, MODIFICATION OR WAIVER IS IN WRITING AND CONSENTED TO IN WRITING BY THE CORPORATION AND THE WARRANTHOLDER.

10.	FURTHER ASSURANCES: THE CORPORATION HEREBY COVENANTS AND AGREES THAT IT WILL DO, EXECUTE, ACKNOWLEDGE AND DELIVER, OR CAUSE TO BE DONE, EXECUTED, ACKNOWLEDGED AND DELIVERED, ALL AND EVERY SUCH OTHER ACT, DEED AND ASSURANCE AS THE WARRANTHOLDER SHALL REASONABLY REQUIRE FOR THE BETTER ACCOMPLISHING AND EFFECTUATING OF THE INTENTIONS AND PROVISIONS OF THIS WARRANT CERTIFICATE.

11.	TIME OF ESSENCE: TIME SHALL BE OF THE ESSENCE OF THIS WARRANT CERTIFICATE.

12.	GOVERNING LAWS: THIS WARRANT CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

13.	NOTICES: ALL NOTICES OR OTHER COMMUNICATIONS TO BE GIVEN UNDER THIS WARRANT CERTIFICATE SHALL BE DELIVERED BY HAND, COURIER, ORDINARY PREPAID MAIL, FACSIMILE OR BY ELECTRONIC TRANSMISSION AND, IF DELIVERED BY HAND, SHALL BE DEEMED TO HAVE BEEN GIVEN ON THE DELIVERY DATE, IF DELIVERED BY ORDINARY PREPAID MAIL SHALL BE DEEMED TO HAVE BEEN GIVEN ON THE FIFTH DAY FOLLOWING THE DELIVERY DATE AND, IF SENT BY FACSIMILE OR ELECTRONIC TRANSMISSION, ON THE DATE OF TRANSMISSION IF SENT BEFORE 5:00 P.M., TORONTO TIME, ON A BUSINESS DAY OR, IF SENT AFTER 5:00 P.M., TORONTO TIME, OR SUCH DAY IS NOT A BUSINESS DAY, ON THE FIRST BUSINESS DAY FOLLOWING THE DATE OF TRANSMISSION.

Notices to the Corporation shall be addressed to:

TerrAscend Corp.

3610 Mavis Road

Mississauga, Ontario, Canada

L5C 1W2

Attention:	Brian Feldman, General Counsel
Email:	legal@terrascend.com

with a copy (which shall not constitute notice) to:

Bennett Jones LLP

3400 One First Canadian Place

P.O. Box 130

Toronto, Ontario, M5X 1A4

Attention:	Aaron Sonshine, Partner
Facsimile:	416-863-1716
Email:	sonshinea@bennettjones.com

Notices to the Warrantholder shall be addressed to the address of the Warrantholder set out on the face page of this Warrant Certificate.

The Corporation and the Warrantholder may change its address for service by notice in writing to the other of them specifying its new address for service under this Warrant Certificate.

14.	LOST CERTIFICATE: IF THIS WARRANT CERTIFICATE OR ANY REPLACEMENT HEREOF BECOMES STOLEN, LOST, MUTILATED OR DESTROYED, THE CORPORATION SHALL, ON SUCH TERMS AS IT MAY IN ITS DISCRETION IMPOSE, ACTING REASONABLY, ISSUE AND DELIVER A NEW CERTIFICATE, IN FORM IDENTICAL HERETO BUT WITH APPROPRIATE CHANGES, REPRESENTING ANY UNEXERCISED PORTION OF THE SUBSCRIPTION RIGHTS REPRESENTED HEREBY TO REPLACE THE CERTIFICATE SO STOLEN, LOST, MUTILATED OR DESTROYED.

15.	LANGUAGE: THE PARTIES HERETO ACKNOWLEDGE AND CONFIRM THAT THEY HAVE REQUESTED THAT THIS WARRANT CERTIFICATE AS WELL AS ALL NOTICES AND OTHER DOCUMENTS CONTEMPLATED HEREBY BE DRAWN UP IN THE ENGLISH LANGUAGE. LES PARTIES AUX PRÉSENTES RECONNAISSENT ET CONFIRMENT QU’ELLES ONT EXIGÉ QUE LA PRÉSENTE CONVENTION AINSI QUE TOUS LES AVIS ET DOCUMENTS QUI S’Y RATTACHENT SOIENT RÉDIGÉS EN LANGUE ANGLAISE.

16.	TRANSFER: THE WARRANTS ARE TRANSFERABLE AND THE TERM “WARRANTHOLDER” SHALL MEAN AND INCLUDE ANY SUCCESSOR, TRANSFEREE OR ASSIGNEE OF THE CURRENT OR ANY FUTURE WARRANTHOLDER. THE WARRANTS MAY BE TRANSFERRED BY THE WARRANTHOLDER COMPLETING AND DELIVERING TO THE CORPORATION THE TRANSFER FORM ATTACHED HERETO AS SCHEDULE “B” AND SUBJECT TO COMPLIANCE WITH ALL APPLICABLE LAWS INCLUDING THE APPLICABLE SECURITIES LEGISLATION.

17.	SUCCESSORS AND ASSIGNS: THIS WARRANT CERTIFICATE SHALL ENURE TO THE BENEFIT OF THE WARRANTHOLDER AND THE SUCCESSORS AND ASSIGNEES THEREOF AND SHALL BE BINDING UPON THE CORPORATION AND THE SUCCESSORS THEREOF.

18.	UNITED STATES DOLLARS. UNLESS OTHERWISE SPECIFIED, ALL REFERENCES HEREIN TO MONETARY AMOUNTS ARE REFERENCES TO LAWFUL MONEY OF THE UNITED STATES.

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IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer as of the 22nd day of         May         , 2020.

TERRASCEND CORP.

By:
Authorized Officer

[Signature page - Warrant Certificate - US]

SCHEDULE “A”

TO:	TERRASCEND CORP.

SUBSCRIPTION FORM

The undersigned hereby subscribes for ____________ convertible preferred shares (“Preferred Shares”) of TerrAscend Corp. (the “Corporation”) (or such other number of Preferred Shares or other securities to which such subscription entitles the undersigned in lieu thereof or in addition thereto pursuant to the provisions of the warrant certificate (the “Warrant Certificate”) dated May 22, 2020 issued by the Corporation) at the purchase price of $3,000 per Preferred Share (or at such other purchase price as may be in effect under the provisions of the Warrant Certificate) and on and subject to the other terms and conditions specified in the Warrant Certificate and hereunder.

The undersigned (check one):

☐	encloses herewith a certified cheque, bank draft or money order in lawful money of Canada payable to the Corporation or has transmitted same day funds by wire to such account as the Corporation directed the undersigned in payment of the subscription price; OR

☐	elects cashless exercise.

The undersigned hereby represents and warrants to the Corporation that the undersigned (check one):

☐	1. at the time of exercise of these warrants (i) is not in the United States; (ii) is not a U.S. Person as defined in Regulation S under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”); (iii) is not exercising these warrants on behalf of, or for the account of, a U.S. Person or a person in the United States; (iv) did not acquire these warrants in the United States or on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States; (v) did not execute or deliver this exercise form in the United States; (vi) is not requesting delivery in the United States of the Preferred Shares issuable upon such exercise; and (vii) represents and warrants that the exercise of these warrants and acquisition of the Preferred Shares occurred in an “offshore transaction” (as defined in Regulation S under the U.S. Securities Act); OR

☐	2. is

(A)    (i) present in the United States, (ii) a U.S. Person, (iii) a person exercising these warrants for the account or benefit of a U.S. Person or a person in the United States, or (iv)   requesting delivery in the United States of the Preferred Shares issuable upon such exercise; and

(B)    the undersigned has an exemption from the registration requirements of the U.S. Securities Act and all applicable state securities laws available for the exercise of these warrants, and has delivered to the Corporation a written opinion of U.S. counsel, in form and substance reasonably satisfactory to the Corporation, or such other evidence reasonably satisfactory to the Corporation to that effect; OR

☐	3. is the original purchaser of these warrants and (a) purchased these warrants directly from the Corporation pursuant to the terms and conditions of a subscription agreement for the purchase of units from the Corporation; (b) is exercising these warrants solely for its own account or for the account of the original beneficial owner, if any; (c) each of it and any beneficial owner was on the date these warrants were purchased from the Corporation, and is on the date of exercise of these warrants, an “accredited investor” within the meaning of Rule 501(a) under the U.S. Securities Act; and (d) all the representations, warranties and covenants agreed upon or made by the undersigned during the purchase of these warrants from the Corporation continue to be true and correct as if duly executed as of the date thereof; OR

☐	4. is the original purchaser of these warrants and (a) purchased these warrants directly from the Corporation pursuant to the terms and conditions of a subscription agreement for the purchase of units from the Corporation; (b) is exercising these warrants solely for its own account or for the account of the original beneficial owner, if any, and for whose account such original purchaser exercises sole investment direction; (c) each of it and any beneficial owner was on the date these warrants were purchased from the Corporation, and is on the date of exercise of these warrants, a “qualified institutional buyer” (as that term is used in Rule 144A of the U.S. Securities Act) and is also an “accredited investor” that satisfies one or more of the criteria set forth in Rule 501(a) of Regulation D under the U.S. Securities Act; and (d) all the representations, warranties and covenants agreed upon or made by the undersigned, or any beneficial purchaser, as the case may be during the purchase of these warrants from the Corporation continue to be true and correct as if duly executed as of the date thereof.

“United States” and “U.S. Person” are as defined in Regulation S under the U.S. Securities Act.

The undersigned holder understands that unless Box 1 or 4 above is checked, the certificate representing the Preferred Shares issued upon exercise of the warrants represented by this Warrant Certificate will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available (as described in the Warrant Certificate and the subscription documents). If Box 2 above is checked, holders are encouraged to consult with the Corporation in advance to determine that the legal opinion tendered in connection with the exercise will be satisfactory in form and substance to the Corporation.

If Box 2 or Box 3 is checked, any certificate representing the Preferred Shares issuable upon exercise of these warrants will bear an applicable United States restrictive legend

The undersigned hereby directs that the Preferred Shares subscribed for be registered and delivered as follows:

Name in Full	Address	Number of Preferred Shares

DATED this _____ day of _______________, 20_____.

By:

SCHEDULE “B”

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ (include name and address of the transferee) Warrants exercisable for convertible preferred shares of TerrAscend Corp. (the “Corporation”) registered in the name of the undersigned on the register of the Corporation maintained therefor, and hereby irrevocably appoints _________________ the attorney of the undersigned to transfer the said securities on the books maintained by the Corporation with full power of substitution.

In the case of a Warrant Certificate that contains a U.S. restrictive legend, the undersigned hereby represents, warrants and certifies that (one (only) of the following must be checked):

☐	(A)	the transfer is being made to the Corporation; OR

☐	(B)	the transfer is being made outside the United States in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and in compliance with any applicable local securities laws and regulations and the Warrantholder has provided herewith a declaration for removal of U.S. Legend in such form as the Corporation or its transfer agent may prescribe from time to time; OR

☐	(C)	the transfer is being made pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by (i) Rule 144 or (ii) Rule 144A thereunder, and in either case in accordance with applicable state securities laws; OR

☐	(D)	the transfer is being made within the United States or to, or for the account or benefit of, U.S. Persons, in accordance with a transaction that does not require registration under the U.S. Securities Act or any applicable state securities law.

In the case of a transfer in accordance with (C)(i) or (D) above, the Corporation and its transfer agent shall first have received an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation, to such effect. “United States” and “U.S. Person” are used herein as such terms are defined by Regulation S under the U.S. Securities Act.

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DATED this__________day of __________, 20___________.

Signature of Transferor guaranteed by:

Name of Bank or Trust Company:	Signature of Transferor

Address of Transferor

Instructions:

19.	THE NAME OF THE TRANSFEROR MUST CORRESPOND WITH THE NAME WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR WITHOUT ANY CHANGES WHATSOEVER.

20.	THE SIGNATURE OF THE TRANSFEROR ON THE TRANSFER FORM MUST BE GUARANTEED BY AN AUTHORIZED OFFICER OF A CHARTERED BANK, TRUST COMPANY OR AN INVESTMENT DEALER WHO IS A MEMBER OF A RECOGNIZED STOCK EXCHANGE, AND THE WARRANTHOLDER MUST PAY ANY APPLICABLE TRANSFER TAXES OR FEES.

21.	IF THE TRANSFER FORM IS SIGNED BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, CURATOR, GUARDIAN, ATTORNEY, OFFICER OF A CORPORATION OR ANY PERSON ACTING IN A JUDICIARY OR REPRESENTATIVE CAPACITY, THE WARRANT CERTIFICATE MUST BE ACCOMPANIED BY EVIDENCE OF AUTHORITY TO SIGN SATISFACTORY TO THE CORPORATION.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE DECEMBER 29, 2019.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE CANADIAN SECURITIES EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL DECEMBER 29, 2019 AND THEN ONLY IN ACCORDANCE WITH ALL APPLICABLE LAWS.THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THIS WARRANT AND THE PROPORTIONARE VOTING SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR U.S. STATE SECURTIES LAWS. BY PURCHASING OR OTHERWISE HOLDING SUCH SECURITIES, THE HOLDER AGREES FOR THE BENEFIT OF TERRASCEND CORP. (THE “CORPORATION”) THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION; OR (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS; OR (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY (I) RULE 144 OR (II) RULE 144A THEREUNDER, IF AVAILABLE, AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS; OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS; OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, PROVIDED THAT, IN THE CASE OF TRANSFERS PURSUANT TO (C)(I) OR (D) ABOVE, THE HOLDER HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE AT OR BEFORE 5:00 P.M. (TORONTO TIME) ON AUGUST 23, 2022 AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

WARRANTS TO PURCHASE UP TO 2,048,295 PROPORTIONATE VOTING SHARES OF

TerrAscend Corp.

(existing under the laws of Ontario)

Void After
August 23, 2022

Warrant Certificate Number – 2019-02	Number of Warrants represented by this certificate: 2,048,295

THIS CERTIFIES that, for value received, JW Opportunities Fund (the “Holder”), is the registered holder of 2,048,295 warrants (collectively, the “Warrants”; each a “Warrant”), each Warrant entitling the Holder, subject to the terms and conditions set forth in this Warrant Certificate (the “Certificate”), to purchase from TerrAscend Corp. (the “Corporation”), one one-thousandth (0.001) of a proportionate voting share in the capital of the Corporation (each whole proportionate voting share, a “Proportionate Voting Share”), at any time until 5:00 p.m. (Toronto time) on August 23, 2022, at which time the Warrants evidenced by this Certificate shall become wholly void and the unexercised portion of the subscription right represented hereby will expire and terminate (the “Time of Expiry”), on payment of a price per one-thousandth (0.001) of a Proportionate Voting Share equal to CAD$7.21 (the “Exercise Price”). The number of Proportionate Voting Shares which the Holder is entitled to acquire upon exercise of the Warrants and the Exercise Price are subject to adjustment as hereinafter provided.

The Holder shall be entitled to the rights evidenced by this Certificate free from all equities and rights of set-off or counterclaim between the Corporation and the original or any interim holder and all persons may act accordingly and the receipt by the Holder of the Proportionate Voting Shares issuable upon exercise hereof shall be a good discharge to the Corporation.

1.	Exercise of Warrants.

(a)	Election to Purchase. The rights evidenced by this Certificate may be exercised by the Holder in whole or in part and in accordance with the provisions hereof by delivery of an election to purchase in substantially the form attached hereto as Schedule 1 (the “Election to Purchase”), properly completed and executed, together with payment by wire transfer, certified cheque or bank draft of the Exercise Price for the number of Proportionate Voting Shares specified in the Election to Purchase, at the office of the Corporation at 3610 Mavis Road, Mississauga, Ontario, L5C 1W2 or such other address in Canada as may be notified in writing by the Corporation (the “Corporation Office”). In the event that the rights evidenced by this Certificate are exercised in part, the Corporation shall, contemporaneously with the issuance of the Proportionate Voting Shares issuable on the exercise of the Warrants so exercised, issue to the Holder a Warrant Certificate on identical terms in respect of that number of Proportionate Voting Shares in respect of which the Holder has not exercised the rights evidenced by this Certificate.

(b)	Exercise. The Corporation shall, on the next business day after receiving a duly executed Election to Purchase and the Exercise Price for the number of Proportionate Voting Shares specified in the Election to Purchase (the “Exercise Date”), issue that number of Proportionate Voting Shares specified in the Election to Purchase.

(c)	Certificates and Electronic Deposits. As promptly as practicable after the Exercise Date (but no later than three business days after the Exercise Date), the Corporation shall issue and deliver to the Holder, registered in the name of the Holder, a certificate for the number of Proportionate Voting Shares issuable on exercise of the Warrants so exercised and a Certificate representing the balance of any unexercised Warrants. To the extent permitted by law, such exercise shall be deemed to have been effected as of the close of business on the Exercise Date, and at such time the rights of the Holder with respect to the number of Warrants which have been exercised as such shall cease, and the Proportionate Voting Shares and any unexercised Warrants shall then be issuable upon such exercise as outlined above and the Holder shall be deemed to have become the holder of record of the Proportionate Voting Shares and unexercised Warrants represented thereby.

(d)	Fractional Common Shares. Fractional Proportionate Voting Shares to the one one- thousandth may be issued upon exercise of the Warrants represented by this Certificate.

(e)	Adjustments. The subscription rights in effect under the Warrants for Proportionate Voting Shares issuable upon the exercise of the Warrants shall be subject to adjustment from time to time as follows:

(i)	If, at any time from the date hereof until the Time of Expiry (the “Adjustment Period”), the Corporation shall:

(A)	subdivide, re-divide or change its outstanding Proportionate Voting Shares into a greater number of Proportionate Voting Shares;

(B)	reduce, combine or consolidate its outstanding Proportionate Voting Shares into a lesser number of Proportionate Voting Shares;

(C)	issue Proportionate Voting Shares or securities exchangeable for, or convertible into, Proportionate Voting Shares to all or substantially all of the holders of Proportionate Voting Shares by way of stock dividend or other distribution (other than, if applicable, a dividend paid in the ordinary course or a distribution of Proportionate Voting Shares upon the exercise of Warrants or any options, restricted share units or other exchangeable or convertible securities of the Corporation); or

(D)	change the number of common shares in the capital of the Corporation (“Common Shares”) to be received upon the conversion of a Proportionate Voting Share into Common Shares in accordance with the terms of the Proportionate Voting Shares (the “PVS Exchange Ratio”),

(any of such events in subsections 1(e)(i)(A), (B), (C) or (D) being called a “Proportionate Voting Share Reorganization”) then, in each such event, the Exercise Price shall be adjusted as of the effective date or record date of such Proportionate Voting Share Reorganization, as the case may be, and shall, in the case of the events referred to in (A) or (C) above, be decreased in proportion to the number of outstanding Proportionate Voting Shares resulting from such subdivision, re-division, change or distribution, or shall, in the case of the events referred to in (B) above, be increased in proportion to the number of outstanding Proportionate Voting Shares resulting from such reduction, combination or consolidation by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which shall be the number of Proportionate Voting Shares outstanding on such effective date or record date before giving effect to such Proportionate Voting Share Reorganization and the denominator of which shall be the number of Proportionate Voting Shares outstanding as of the effective date or record date after giving effect to such Proportionate Voting Share Reorganization (including, in the case where securities exchangeable for or convertible into Proportionate Voting Shares are distributed, the number of Proportionate Voting Shares that would have been outstanding had such securities been exchanged for or converted into Proportionate Voting Shares on such record date or effective date) or shall, in the case of the event referred to in (D) above, be increased or decreased, as applicable, in proportion to the change in the number of Common Shares receivable on conversion of a Proportionate Voting Share into Common Shares resulting from such change in the PVS Exchange Ratio by multiplying the Exercise Price in effect immediately prior to such effective date by a fraction, the numerator of which shall be the PVS Exchange Ratio as of the effective date before giving effect to such Proportionate Voting Share Reorganization and the denominator of which shall be the number of Common Shares into which a Proportionate Voting Share can be converted as of the effective date after giving effect to such Proportionate Voting Share Reorganization. Such adjustment shall be made successively whenever any event referred to in this subsection 1(e)(i) shall occur. Upon any adjustment of the Exercise Price pursuant to subsection 1(e)(i), the Exchange Rate (as defined below) shall be contemporaneously adjusted by multiplying the number of Proportionate Voting Shares theretofore obtainable on the exercise thereof by a fraction of which the numerator shall be the Exercise Price in effect immediately prior to such adjustment and the denominator shall be the Exercise Price resulting from such adjustment. “Exchange Rate” means the number of Proportionate Voting Shares subject to the right of purchase under each Warrant, which, as of the date hereof, is one one-thousandth (0.001) of a Proportionate Voting Share for one (1) Warrant.

(ii)	If and whenever at any time during the Adjustment Period, the Corporation shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Proportionate Voting Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Proportionate Voting Shares (or securities convertible or exchangeable into Proportionate Voting Shares) at a price per Proportionate Voting Share (or having a conversion or exchange price per Proportionate Voting Share) less than 95% of the Current Market Price (as defined below) multiplied by the applicable PVS Exchange Ratio (which is 1,000 as of the date hereof) on such record date (a “Rights Offering”), the Exercise Price shall be adjusted immediately after such record date so that it shall equal the amount determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Proportionate Voting Shares outstanding on such record date plus a number of Proportionate Voting Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Proportionate Voting Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by the Current Market Price multiplied by the applicable PVS Exchange Ratio (which is 1,000 as of the date hereof), and of which the denominator shall be the total number of Proportionate Voting Shares outstanding on such record date plus the total number of additional Proportionate Voting Shares offered for subscription or purchase or into which the convertible or exchangeable securities so offered are convertible or exchangeable. Any Proportionate Voting Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that no such rights or warrants are exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or, if any such rights or warrants are exercised, to the Exercise Price which would then be in effect based upon the number of Proportionate Voting Shares (or securities convertible or exchangeable into Proportionate Voting Shares) actually issued upon the exercise of such rights or warrants, as the case may be. Upon any adjustment of the Exercise Price pursuant to this subsection 1(e)(ii), the Exchange Rate will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Exchange Rate in effect on such record date by a fraction, of which the numerator shall be the Exercise Price in effect immediately prior to such adjustment and the denominator shall be the Exercise Price resulting from such adjustment. Such adjustment will be made successively whenever such a record date is fixed, provided that if two or more such record dates or record dates referred to in this subsection 1(e)(ii) are fixed within a period of 25 trading days, such adjustment will be made successively as if each of such record date occurred on the earliest of such record dates.

(iii)	If and whenever at any time during the Adjustment Period the Corporation shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Proportionate Voting Shares of (i) securities of any class, whether of the Corporation or any other entity (other than Proportionate Voting Shares), (ii) rights, options or warrants to subscribe for or purchase Proportionate Voting Shares (or other securities convertible into or exchangeable for Proportionate Voting Shares), other than pursuant to a Rights Offering; (iii) evidences of its indebtedness or (iv) any cash, securities or other property or other assets (other than, if applicable, dividends paid in the ordinary course) and if such issue or distribution does not constitute a Proportionate Voting Share Reorganization, a Rights Offering or a distribution of Proportionate Voting Shares upon the exercise of Warrants or any outstanding options, then, in each such case, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Proportionate Voting Shares outstanding on such record date multiplied by the Current Market Price on such record date multiplied by 1000, less the excess, if any, of the fair market value on such record date, as determined by the directors of the Corporation, acting reasonably (whose determination shall be conclusive, subject to stock exchange approval), of such cash, securities or other property or other assets so issued or distributed over the fair market value of any consideration received therefor by the Corporation from the holders of the Proportionate Voting Shares, and of which the denominator shall be the total number of Proportionate Voting Shares outstanding on such record date multiplied by the Current Market Price multiplied by 1000. Any Proportionate Voting Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such distribution is not so made, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed. Upon any adjustment of the Exercise Price pursuant to this subsection 1(e)(iii), the Exchange Rate will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Exchange Rate in effect on such record date by a fraction, of which the numerator shall be the Exercise Price in effect immediately prior to such adjustment and the denominator shall be the Exercise Price resulting from such adjustment. Such adjustment will be made successively whenever such a record date is fixed, provided that if two or more such record dates or record dates referred to in this subsection 1(e)(iii) are fixed within a period of 25 trading days, such adjustment will be made successively as if each of such record date occurred on the earliest of such record dates.

(iv)	If and whenever at any time during the Adjustment Period, there is a reclassification of the Proportionate Voting Shares or a capital reorganization of the Corporation other than as described in subsection 1(e)(i) or a consolidation, amalgamation, arrangement or merger of the Corporation with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, any Holder that has not exercised its Warrants prior to the effective date of such reclassification, capital reorganization, consolidation, amalgamation, arrangement or merger, sale or conveyance, upon the exercise of such Warrant thereafter, shall be entitled to receive upon payment of the Exercise Price and shall accept, in lieu of the number of Proportionate Voting Shares that prior to such effective date the Holder would have been entitled to receive, the number of shares or other securities or property of the Corporation or of the body corporate, trust, partnership or other entity resulting from such merger, amalgamation or consolidation, or to which such sale or conveyance may be made, as the case may be, that such Holder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, arrangement or merger, sale or conveyance, if, on the effective date thereof, as the case may be, the Holder had been the registered holder of the number of Proportionate Voting Shares to which prior to such effective date it was entitled to acquire upon the exercise of the Warrants. If determined appropriate by the Corporation, relying on advice of legal counsel, to give effect to or to evidence the provisions of this subsection 1(e)(iv), the Corporation, its successor, or such purchasing body corporate, partnership, trust or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, sale or conveyance, enter into an agreement or certificate which shall provide, to the extent possible, for the application of the provisions set forth in this Certificate with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Certificate shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property to which the Holder is entitled on the exercise of its acquisition rights thereafter. Any agreement or certificate entered into between the Corporation, any successor to the Corporation or such purchasing body corporate, partnership, trust or other entity and the Holder shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this subsection 1(e) and which shall apply to successive reclassifications, capital reorganizations, amalgamations, consolidations, mergers, sales or conveyances arrangements.

(v)	In any case in which this subsection 1(e) shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the Holder of any Warrant exercised after the record date and prior to completion of such event the additional Proportionate Voting Shares issuable by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Corporation shall deliver to the Holder an appropriate instrument evidencing the Holder’s right to receive such additional Proportionate Voting Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Proportionate Voting Shares declared in favour of holders of record of Proportionate Voting Shares on and after the relevant date of exercise or such later date as the Holder would, but for the provisions of this subsection 1(e)(v), have become the holder of record of such additional Proportionate Voting Shares pursuant to this subsection 1(e).

(vi)	In any case in which subsection 1(e)(i)(C), subsection 1(e)(ii) or subsection 1(e)(iii) require that an adjustment be made to the Exercise Price, no such adjustment shall be made if the Holder of the outstanding Warrants receives, subject to any required stock exchange or regulatory approval, the securities, rights or warrants referred to in subsection 1(e)(i)(C), subsection 1(e)(ii) or the shares, rights, options, warrants, evidences of indebtedness or assets referred to in subsection 1(e)(iii), as the case may be, in such kind and number as they would have received if they had been holders of Proportionate Voting Shares on the applicable record date or effective date, as the case may be, by virtue of their outstanding Warrants having then been exercised into Proportionate Voting Shares at the Exercise Price in effect on the applicable record date or effective date, as the case may be.

(vii)	The adjustments provided for in this subsection 1(e) are cumulative, and shall, in the case of adjustments to the Exercise Price be computed to the nearest whole cent and shall apply to successive subdivisions, re-divisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this subsection 1(e), provided that, notwithstanding any other provision of this Section, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect or the number of Proportionate Voting Shares issuable upon the exercise of a Warrant by at least one one-hundred-thousandth of a Proportionate Voting Share; provided, however, that any adjustments which by reason of this subsection 1(e)(vii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(viii)	After any adjustment pursuant to this subsection 1(e), the term “Proportionate Voting Shares”, where used in this Certificate, shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this subsection 1(e), the Holder is entitled to receive upon the exercise of Warrants, and the number of Proportionate Voting Shares indicated by any exercise made pursuant to a Warrant shall be interpreted to mean the number of Proportionate Voting Shares or other property or securities the Holder is entitled to receive, as a result of such adjustment and all prior adjustments pursuant to this subsection 1(e), upon the full exercise of a Warrant.

(ix)	All Proportionate Voting Shares or shares of any class or other securities, which the Holder is at the time in question entitled to receive on the exercise of its Warrant, whether or not as a result of adjustments made pursuant to this subsection 1(e), shall, for the purposes of the interpretation of this Certificate, be deemed to be Proportionate Voting Shares which such Holder is entitled to acquire pursuant to such Warrant.

(x)	Notwithstanding anything in this subsection 1(e), no adjustment shall be made in the acquisition rights attached to the Warrants if the issue of Proportionate Voting Shares is being made pursuant to this Certificate or in connection with (a) any share incentive plan or restricted share unit plan or share purchase plan in force from time to time for directors, officers, employees, consultants or other service providers of the Corporation; or (b) the satisfaction of existing instruments issued as of the date hereof.

(xi)	As a condition precedent to the taking of any action which would require an adjustment in any of the acquisition rights pursuant to any of the Warrants, including the number of Proportionate Voting Shares which are to be received upon the exercise thereof, the Corporation shall take any action which may, in the opinion of legal counsel, be necessary in order that the Corporation has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the Proportionate Voting Shares which the holders of such Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(xii)	The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in subsection 1(e), deliver a certificate of the Corporation to the Holder specifying the nature of the event requiring the same and the amount of the adjustment or readjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(xiii)	The Corporation covenants to and in favour of the Holder that so long as this Warrant remains outstanding, it will give notice to the Holder of the effective date or of its intention to fix a record date for any event referred to in this subsection 1(e) whether or not such action would give rise to an adjustment in the Exercise Price or the number and type of securities issuable upon the exercise of the Warrants, and, in each case, such notice shall specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days in each case prior to such applicable record date or effective date.

(xiv)	The Corporation covenants with the Holder that it will not close its transfer books or take any other corporate action which might deprive the Holder of the opportunity to exercise its right of acquisition hereunder during the period of 10 business days after the giving of the certificate set forth in subsection 1(e)(xii).

(xv)	If the Corporation, after the date hereof, shall take any action affecting the Proportionate Voting Shares or Common Shares other than action described in subsection 1(e), which in the reasonable opinion of the directors of the Corporation would materially affect the rights of the Holder, the Exercise Price and/or the Exchange Rate, the number of Proportionate Voting Shares which may be acquired upon exercise of the Warrants shall be adjusted in such manner and at such time, by action of the directors, acting reasonably and in good faith, in their sole discretion as they may determine to be equitable to the Holder in the circumstances, provided that no such adjustment will be made unless any requisite prior approval of any stock exchange on which the Proportionate Voting Shares are listed for trading has been obtained.

(xvi)	No adjustments shall be made pursuant to this subsection 1(e) if the Holder is entitled to participate in any event described in this subsection 1(e) on the same terms, mutatis mutandis, as if the Holder had exercised their Warrants prior to, or on the effective date or record date of, such event.

(xvii)	If at any time a question or dispute arises with respect to adjustments provided for in this subsection 1(e), such question or dispute will be conclusively determined by the auditor of the Corporation or, if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action of the directors of the Corporation and any such determination, subject to regulatory approval and absent manifest error, will be binding upon the Corporation and the Holder. The Corporation will provide such auditor or chartered accountant with access to all necessary records of the Corporation.

(f)	Shares to be Reserved. The Corporation will at all times keep available and reserve out of its authorized Proportionate Voting Shares, solely for the purpose of issuing upon the exercise of the Warrants, such number of Proportionate Voting Shares as shall then be issuable upon the exercise of the Warrants. The Corporation covenants and agrees that all such Proportionate Voting Shares which shall be so issuable will, upon issuance and receipt of the Exercise Price therefor, be duly authorized and issued as fully paid and non-assessable. The Corporation will take all such actions as may be necessary to ensure that all such Proportionate Voting Shares may be so issued without violation of any applicable requirements of any exchange upon which the Proportionate Voting Shares may be listed or in respect of which the Proportionate Voting Shares are qualified for unlisted trading privileges. The Corporation will take all such actions as are within its power to ensure that all such Proportionate Voting Shares may be so issued without violation of any applicable law.

(g)	Issue Tax. Upon the exercise of Warrants, the issuance of certificates, if any, for the Proportionate Voting Shares and the issuance of Certificates for any unexercised Warrants shall be made without charge to the Holder, including for any issuance tax in respect thereto, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate(s) in a name other than that of the Holder.

(h)	Listing. The Corporation will, at its expense and as expeditiously as possible, use its reasonable commercial efforts to cause all Common Shares into which the Proportionate Voting Shares issuable upon the exercise of the Warrants are convertible to be duly listed on the Canadian Securities Exchange and/or any other stock exchange upon which the Common Shares may be then listed prior to the issuance of such Common Shares.

(i)	Current Market Price. For the purposes of any computation hereunder, the “Current Market Price” at any date shall be the volume weighted average trading price per Common Share for the 20 consecutive trading days ending five (5) trading days prior to the relevant date on the most senior stock exchange in Canada on which the Common Shares may then be listed and on which there is the greatest volume of trading of the Common Shares for such 20 day period, or, if the Common Shares or any other security in respect of which a determination of Current Market Price is being made are not listed on any stock exchange, which includes the Canadian Securities Exchange, the Current Market Price shall be determined in good faith by the directors of the Corporation, which determination shall be conclusive, absent fraud or manifest error. The volume weighted average trading price shall be determined by dividing the aggregate sale price of all such Common Shares sold on the said exchange during the said 20 consecutive trading days by the total number of such Common Shares so sold.

2.	Transfer of Warrants.

(a)	No transfer of the Warrants represented by this Certificate shall be effective unless this Certificate is accompanied by a duly executed transfer form in substantially the form attached hereto as Schedule 2 (the “Transfer Form”) or such other instrument of transfer in such form as the Corporation may from time to time prescribe, and delivered to the Corporation. The Warrants may be offered, sold, pledged or otherwise transferred only: (A) to the Corporation, (B) pursuant to an effective registration statement under the U.S. Securities Act, (C) in accordance with Rule 144A under the U.S. Securities Act, if available, and in compliance with applicable state securities laws, (D) outside the United States in accordance with the provisions of Rule 904 of Regulation S under the U.S. Securities Act, if available, or (E) in a transaction that does not otherwise require registration under the U.S. Securities Act or any applicable state securities laws. Provided, that if any of the Warrants are being sold in accordance with Rule 904 of Regulation S under the U.S. Securities Act, the legend may be removed by providing a declaration to the registrar and transfer agent, together with any other evidence, which may include an opinion of counsel of recognized standing reasonably satisfactory to the Corporation, to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act; provided further, that if any of Warrants, are being sold pursuant to Rule 144 of the U.S. Securities Act, if available, the legend may be removed by delivering to the Corporation and the Corporation’s transfer agent an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation, to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act. No transfer of the Warrants represented by this Certificate shall be made if in the opinion of counsel to the Corporation such transfer would result in the violation of any applicable securities laws. Subject to the foregoing, the Corporation shall issue and mail as soon as practicable, and in any event within five business days of such delivery, a new Certificate registered in the name of the transferee or as the transferee may direct and shall take all other necessary actions to effect the transfer as directed. Upon the transfer of any Warrant, the Corporation shall enter the name of the transferee in the register as the registered holder of such transferred Warrants.

(b)	Neither the Warrants represented by this Warrant Certificate nor the Proportionate Voting Shares issuable upon exercise hereof have been or will be registered under the U.S. Securities Act nor under the securities laws of any state of the United States. The Warrants represented by this Warrant Certificate may only be exercised by or on behalf of a holder who, at the time of exercise, either:

(i)	(A)	is not, and is not exercising the Warrant for the account or benefit of, a U.S. person or a person in the United States;

(B)	did not execute or deliver the exercise form while in the United States;

(C)	delivery of the Proportionate Voting Shares will not be to an address in the United States; and

(D)	has in all other respects complied with the terms of Regulation S of the U.S. Securities Act; or

(ii)	is the original subscriber for the Warrants, on its own behalf or on behalf of the original beneficial purchaser (if any), it and such beneficial purchaser (if any) are institutional “accredited investors” that satisfy one or more of the criteria set forth in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the U.S. Securities Act, it delivered a U.S. Accredited Investor Certificate to the Corporation in connection with the subscription for securities pursuant to which the Warrants were acquired, and the representations, warranties and covenants made by the undersigned therein are true and correct on the date of exercise of the Warrants in respect to the exercise of the Warrants and it represents to the Corporation as such; or

(iii)	is the original subscriber for the Warrants, on its own behalf or on behalf of the original beneficial purchaser (if any), it and such beneficial purchaser (if any) are a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act, it delivered a Qualified Institutional Buyer Letter to the Corporation in connection with the subscription for securities pursuant to which the Warrants were acquired, and the representations, warranties and covenants made by the undersigned therein are true and correct on the date of exercise of the Warrants in respect to the exercise of the Warrants and it represents to the Corporation as such; or

(iv)	is tendering with the exercise form a written opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to the effect that the Proportionate Voting Shares to be delivered upon exercise of the Warrants have been registered under the U.S. Securities Act and all applicable state securities laws of the United States or are exempt from such registration requirements.

“U.S. person” and “United States” are as defined in Regulation S under the U.S. Securities Act.

(c)	All certificates representing Proportionate Voting Shares issued to persons who exercise the Warrants pursuant to subparagraphs (b)(ii) or (b)(iv) above on the exercise of the rights represented by this Warrant Certificate will, unless such Proportionate Voting Shares are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR U.S. STATE SECURTIES LAWS. BY PURCHASING OR OTHERWISE HOLDING SUCH SECURITIES, THE HOLDER AGREES FOR THE BENEFIT OF TERRASCEND CORP. (THE “CORPORATION”) THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION; OR (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS; OR (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY (I) RULE 144 OR (II) RULE 144A THEREUNDER, IF AVAILABLE, AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS; OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS; OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, PROVIDED THAT, IN THE CASE OF TRANSFERS PURSUANT TO (C)(I) OR (D) ABOVE, THE HOLDER HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided, that if the Proportionate Voting Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S, the legend set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Corporation and to the Corporation, in such other as the Corporation may prescribe from time to time and, if requested by the Corporation or the registrar and transfer agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation and the registrar and transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S;

provided further, that if any of the Proportionate Voting Shares are being sold pursuant to Rule 144 under the U.S. Securities Act and in compliance with any applicable state securities laws, the legend may be removed by delivery to the Corporation’s registrar and transfer agent of an opinion satisfactory to the Corporation and its registrar and transfer agent to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws.

3.	Replacement. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Certificate and, if requested by the Corporation, upon delivery of a bond of indemnity satisfactory to the Corporation (or, in the case of mutilation, upon surrender of this Certificate), the Corporation will issue to the Holder a replacement Certificate (containing the same terms and conditions as this Certificate), without expense to Holder.

4.	Expiry Date. The Warrants represented by this Certificate shall expire and all rights to purchase Proportionate Voting Shares hereunder shall cease and become null and void at 5:00 p.m. (Toronto time) on August 23, 2022.

5.	Successor Corporations.

(a)	The Corporation shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation (herein called a “successor corporation”) whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise, unless prior to or contemporaneously with the consummation of such transaction the Corporation and the successor corporation shall have executed such instruments and done such things as the Corporation, acting reasonably, considers necessary or advisable to establish that upon the consummation of such transaction:

(i)	the successor corporation will have assumed all the covenants and obligations of the Corporation under this Certificate; and

(ii)	the Warrants and the terms set forth in this Certificate will be a valid and binding obligation of the successor corporation entitling the Holder, as against the successor corporation, to all the rights of the Holder under this Certificate.

(b)	Whenever the conditions of subsection 5(a) shall have been duly observed and performed, the successor corporation shall possess, and from time to time may exercise, each and every right and power of the Corporation under this Certificate in the name of the Corporation or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Corporation may be done and performed with like force and effect by the like directors or officers of the successor corporation

6.	Covenants. So long as any Warrants remain outstanding the Corporation covenants that it shall do or cause to be done all things necessary to preserve and maintain its corporate existence and its status as a reporting issuer not in default in the Provinces of British Columbia, Alberta and Ontario. If the issuance of the Proportionate Voting Shares upon the exercise of the Warrants requires any filing or registration with or approval of any Canadian securities regulatory authority or other Canadian governmental authority or compliance with any other requirement under any Canadian law before such Proportionate Voting Shares may be validly issued, the Corporation agrees to take such actions as may be necessary to secure such filing, registration, approval or compliance, as the case may be.

7.	Governing Law. The laws of the Province of Ontario and the federal laws of Canada applicable therein shall govern the Warrants.

8.	Successors. This Certificate shall inure to the benefit of the Holder and its successors or assigns and shall be binding on the Corporation and its respective successors.

9.	General. All amounts of money referred to in this Certificate are expressed in lawful money of Canada.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by a duly authorized officer.

DATED as of ______ August 30 ______, 2019.

TERRASCEND CORP.

Per:
Authorized Signing Officer

Schedule 1

Election to Purchase

TO:	TerrAscend Corp.

The undersigned hereby irrevocably elects to exercise the number of Warrants of TerrAscend Corp. for the number of Proportionate Voting Shares (or other property or securities subject thereto) as set forth below:

Payment of Exercise Price

(a)	Number of Warrants to be Exercised:	# __________

(b)	Number of Proportionate Voting Shares to be Acquired:	# __________

(c)	Exercise Price per Proportionate Voting Share:	$ __________

(d)	Aggregate Purchase Price [(b) multiplied by (c)]	$ __________

and hereby tenders a certified cheque, bank draft or cash for such aggregate purchase price, and directs such Proportionate Voting Shares to be registered and a certificate therefor, if applicable, to be issued as directed below.

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

☐	(A)	the undersigned holder at the time of exercise of the Warrants (i) is not present in the United States, (ii) is not a U.S. Person (as defined under Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)), (iii) is not exercising the Warrants on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States, (iv) did not acquire the Warrants in the United States or on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States;(v) did not receive an offer to exercise the Warrants in the United States; (vi) did not execute or deliver this exercise form in the United States; (vii) is not requesting delivery in the United States of the Proportionate Voting Shares issuable upon such exercise; and (viii) represents and warrants that the exercise of the Warrants and acquisition of the Warrant Shares occurred in an “offshore transaction” (as defined under Regulation S under the U.S. Securities Act); OR

☐	(B)	the undersigned holder

(i)	is (1) present in the United States, (2) a U.S. Person, (3) a person exercising the Warrants for the account or benefit of a U.S. Person or a person in the United States, or (4) requesting delivery in the United States of the Proportionate Voting Shares issuable upon such exercise, and

(ii)	the undersigned holder has an exemption from the registration requirements of the U.S. Securities Act and all applicable state securities laws available for the exercise of the Warrants, and has delivered to the Corporation a written opinion of U.S. counsel, in form and substance reasonably satisfactory to the Corporation, or such other evidence reasonably satisfactory to the Corporation to that effect;

☐	(C)	the undersigned holder is the original purchaser of the Warrants and (a) purchased the Warrants directly from the Corporation pursuant to the terms and conditions of the Offering; (b) is exercising the Warrants solely for its own account or for the account of the original beneficial owner, if any; (c) each of it and any beneficial owner was on the date the Warrants were purchased from the Corporation, and is on the date of exercise of the Warrants, a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act; and (d) all the representations, warranties and covenants agreed upon or made by the Warrantholder during the purchase of the Warrants from the Corporation continue to be true and correct as if duly executed as of the date thereof.

☐	(D)	the undersigned holder is the original purchaser of the Warrants and (a) purchased the Warrants directly from the Corporation pursuant to the terms and conditions of the Offering; (b) is exercising the Warrants solely for its own account or for the account of the original beneficial owner, if any; (c) each of it and any beneficial owner was on the date the Warrants were purchased from the Corporation, and is on the date of exercise of the Warrants, an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), or (7) under the U.S. Securities Act; and (d) all the representations, warranties and covenants agreed upon or made by the Warrantholder during the purchase of the Warrants from the Corporation continue to be true and correct as if duly executed as of the date thereof.

The undersigned holder understands that unless Box A or C above is checked, the certificate representing the Proportionate Voting Shares may be issued in definitive physical certificated form and bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available (as described in the Warrant Certificate and the subscription documents). If Box B above is checked, holders are encouraged to consult with the Corporation in advance to determine that the legal opinion tendered in connection with the exercise will be satisfactory in form and substance to the Corporation. “U.S. Person” and “United States” are as defined under Regulation S under the U.S. Securities Act.

The undersigned hereby acknowledges that the undersigned is aware that the Proportionate Voting Shares received on exercise may be subject to restrictions on resale under applicable securities legislation. The undersigned hereby further acknowledges that the Corporation will rely upon the confirmations, acknowledgements and agreements set forth herein, and agrees to notify the Corporation promptly in writing if any of the representations or warranties herein ceases to be accurate or complete.

DATED this __________ day of _______________, 20 .

●

Per:

Name of Registered Holder:

Address of Registered Holder:

Schedule 2

Transfer Form

TO:	TerrAscend Corp.

FOR VALUE RECEIVED, the undersigned transferor hereby sells, assigns and transfers unto

(Transferee)

(Address)

__________________of the Warrants registered in the name of the undersigned transferor represented by the attached Certificate.

THE UNDERSIGNED TRANSFEROR HERBY CERTIFIES AND DECLARES that the Warrants are not being offered, sold or transferred to, or for the account or benefit of, a U.S. person (as defined in Rule 902(k) of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)) or a person within the United States unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration is available, subject to the requirements for the transfer of the Warrants as set out in the Warrant Certificate.

DATED this _________ day of ____,_________.

Signature of Registered Holder (Transferor)

Print name of Registered Holder

Address

NOTE: The signature on this transfer form must correspond with the name as recorded on the face of the Certificate in every particular without alteration or enlargement or any change whatsoever or this transfer form must be signed by a duly authorized trustee, executor, administrator, curator, guardian, attorney of the Holder or a duly authorized signing officer in the case of a corporation. If this transfer form is signed by any of the foregoing, or any person acting in a fiduciary or representative capacity, the Certificate must be accompanied by evidence of authority to sign.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE DECEMBER 29, 2019.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE CANADIAN SECURITIES EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL DECEMBER 29, 2019 AND THEN ONLY IN ACCORDANCE WITH ALL APPLICABLE LAWS.THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THIS WARRANT AND THE PROPORTIONARE VOTING SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR U.S. STATE SECURTIES LAWS. BY PURCHASING OR OTHERWISE HOLDING SUCH SECURITIES, THE HOLDER AGREES FOR THE BENEFIT OF TERRASCEND CORP. (THE “CORPORATION”) THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION; OR (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS; OR (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY (I) RULE 144 OR (II) RULE 144A THEREUNDER, IF AVAILABLE, AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS; OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS; OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, PROVIDED THAT, IN THE CASE OF TRANSFERS PURSUANT TO (C)(I) OR (D) ABOVE, THE HOLDER HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE AT OR BEFORE 5:00 P.M. (TORONTO TIME) ON AUGUST 23, 2022 AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

WARRANTS TO PURCHASE UP TO 6,144,886 PROPORTIONATE VOTING SHARES OF

TerrAscend Corp.

(existing under the laws of Ontario)

Void After
August 23, 2022

Warrant Certificate Number – 2019-01	Number of Warrants represented by this certificate: 6,144,886

THIS CERTIFIES that, for value received, JW Partners LP (the “Holder”), is the registered holder of 6,144,886 warrants (collectively, the “Warrants”; each a “Warrant”), each Warrant entitling the Holder, subject to the terms and conditions set forth in this Warrant Certificate (the “Certificate”), to purchase from TerrAscend Corp. (the “Corporation”), one one-thousandth (0.001) of a proportionate voting share in the capital of the Corporation (each whole proportionate voting share, a “Proportionate Voting Share”), at any time until 5:00 p.m. (Toronto time) on August 23, 2022, at which time the Warrants evidenced by this Certificate shall become wholly void and the unexercised portion of the subscription right represented hereby will expire and terminate (the “Time of Expiry”), on payment of a price per one-thousandth (0.001) of a Proportionate Voting Share equal to CAD$7.21 (the “Exercise Price”). The number of Proportionate Voting Shares which the Holder is entitled to acquire upon exercise of the Warrants and the Exercise Price are subject to adjustment as hereinafter provided.

The Holder shall be entitled to the rights evidenced by this Certificate free from all equities and rights of set-off or counterclaim between the Corporation and the original or any interim holder and all persons may act accordingly and the receipt by the Holder of the Proportionate Voting Shares issuable upon exercise hereof shall be a good discharge to the Corporation.

1.	Exercise of Warrants.

(a)	Election to Purchase. The rights evidenced by this Certificate may be exercised by the Holder in whole or in part and in accordance with the provisions hereof by delivery of an election to purchase in substantially the form attached hereto as Schedule 1 (the “Election to Purchase”), properly completed and executed, together with payment by wire transfer, certified cheque or bank draft of the Exercise Price for the number of Proportionate Voting Shares specified in the Election to Purchase, at the office of the Corporation at 3610 Mavis Road, Mississauga, Ontario, L5C 1W2 or such other address in Canada as may be notified in writing by the Corporation (the “Corporation Office”). In the event that the rights evidenced by this Certificate are exercised in part, the Corporation shall, contemporaneously with the issuance of the Proportionate Voting Shares issuable on the exercise of the Warrants so exercised, issue to the Holder a Warrant Certificate on identical terms in respect of that number of Proportionate Voting Shares in respect of which the Holder has not exercised the rights evidenced by this Certificate.

(b)	Exercise. The Corporation shall, on the next business day after receiving a duly executed Election to Purchase and the Exercise Price for the number of Proportionate Voting Shares specified in the Election to Purchase (the “Exercise Date”), issue that number of Proportionate Voting Shares specified in the Election to Purchase.

(c)	Certificates and Electronic Deposits. As promptly as practicable after the Exercise Date (but no later than three business days after the Exercise Date), the Corporation shall issue and deliver to the Holder, registered in the name of the Holder, a certificate for the number of Proportionate Voting Shares issuable on exercise of the Warrants so exercised and a Certificate representing the balance of any unexercised Warrants. To the extent permitted by law, such exercise shall be deemed to have been effected as of the close of business on the Exercise Date, and at such time the rights of the Holder with respect to the number of Warrants which have been exercised as such shall cease, and the Proportionate Voting Shares and any unexercised Warrants shall then be issuable upon such exercise as outlined above and the Holder shall be deemed to have become the holder of record of the Proportionate Voting Shares and unexercised Warrants represented thereby.

(d)	Fractional Common Shares. Fractional Proportionate Voting Shares to the one one- thousandth may be issued upon exercise of the Warrants represented by this Certificate.

(e)	Adjustments. The subscription rights in effect under the Warrants for Proportionate Voting Shares issuable upon the exercise of the Warrants shall be subject to adjustment from time to time as follows:

(i)	If, at any time from the date hereof until the Time of Expiry (the “Adjustment Period”), the Corporation shall:

(A)	subdivide, re-divide or change its outstanding Proportionate Voting Shares into a greater number of Proportionate Voting Shares;

(B)	reduce, combine or consolidate its outstanding Proportionate Voting Shares into a lesser number of Proportionate Voting Shares;

(C)	issue Proportionate Voting Shares or securities exchangeable for, or convertible into, Proportionate Voting Shares to all or substantially all of the holders of Proportionate Voting Shares by way of stock dividend or other distribution (other than, if applicable, a dividend paid in the ordinary course or a distribution of Proportionate Voting Shares upon the exercise of Warrants or any options, restricted share units or other exchangeable or convertible securities of the Corporation); or

(D)	change the number of common shares in the capital of the Corporation (“Common Shares”) to be received upon the conversion of a Proportionate Voting Share into Common Shares in accordance with the terms of the Proportionate Voting Shares (the “PVS Exchange Ratio”),

(any of such events in subsections 1(e)(i)(A), (B), (C) or (D) being called a “Proportionate Voting Share Reorganization”) then, in each such event, the Exercise Price shall be adjusted as of the effective date or record date of such Proportionate Voting Share Reorganization, as the case may be, and shall, in the case of the events referred to in (A) or (C) above, be decreased in proportion to the number of outstanding Proportionate Voting Shares resulting from such subdivision, re-division, change or distribution, or shall, in the case of the events referred to in (B) above, be increased in proportion to the number of outstanding Proportionate Voting Shares resulting from such reduction, combination or consolidation by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which shall be the number of Proportionate Voting Shares outstanding on such effective date or record date before giving effect to such Proportionate Voting Share Reorganization and the denominator of which shall be the number of Proportionate Voting Shares outstanding as of the effective date or record date after giving effect to such Proportionate Voting Share Reorganization (including, in the case where securities exchangeable for or convertible into Proportionate Voting Shares are distributed, the number of Proportionate Voting Shares that would have been outstanding had such securities been exchanged for or converted into Proportionate Voting Shares on such record date or effective date) or shall, in the case of the event referred to in (D) above, be increased or decreased, as applicable, in proportion to the change in the number of Common Shares receivable on conversion of a Proportionate Voting Share into Common Shares resulting from such change in the PVS Exchange Ratio by multiplying the Exercise Price in effect immediately prior to such effective date by a fraction, the numerator of which shall be the PVS Exchange Ratio as of the effective date before giving effect to such Proportionate Voting Share Reorganization and the denominator of which shall be the number of Common Shares into which a Proportionate Voting Share can be converted as of the effective date after giving effect to such Proportionate Voting Share Reorganization. Such adjustment shall be made successively whenever any event referred to in this subsection 1(e)(i) shall occur. Upon any adjustment of the Exercise Price pursuant to subsection 1(e)(i), the Exchange Rate (as defined below) shall be contemporaneously adjusted by multiplying the number of Proportionate Voting Shares theretofore obtainable on the exercise thereof by a fraction of which the numerator shall be the Exercise Price in effect immediately prior to such adjustment and the denominator shall be the Exercise Price resulting from such adjustment. “Exchange Rate” means the number of Proportionate Voting Shares subject to the right of purchase under each Warrant, which, as of the date hereof, is one one-thousandth (0.001) of a Proportionate Voting Share for one (1) Warrant.

(ii)	If and whenever at any time during the Adjustment Period, the Corporation shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Proportionate Voting Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Proportionate Voting Shares (or securities convertible or exchangeable into Proportionate Voting Shares) at a price per Proportionate Voting Share (or having a conversion or exchange price per Proportionate Voting Share) less than 95% of the Current Market Price (as defined below) multiplied by the applicable PVS Exchange Ratio (which is 1,000 as of the date hereof) on such record date (a “Rights Offering”), the Exercise Price shall be adjusted immediately after such record date so that it shall equal the amount determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Proportionate Voting Shares outstanding on such record date plus a number of Proportionate Voting Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Proportionate Voting Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by the Current Market Price multiplied by the applicable PVS Exchange Ratio (which is 1,000 as of the date hereof), and of which the denominator shall be the total number of Proportionate Voting Shares outstanding on such record date plus the total number of additional Proportionate Voting Shares offered for subscription or purchase or into which the convertible or exchangeable securities so offered are convertible or exchangeable. Any Proportionate Voting Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that no such rights or warrants are exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or, if any such rights or warrants are exercised, to the Exercise Price which would then be in effect based upon the number of Proportionate Voting Shares (or securities convertible or exchangeable into Proportionate Voting Shares) actually issued upon the exercise of such rights or warrants, as the case may be. Upon any adjustment of the Exercise Price pursuant to this subsection 1(e)(ii), the Exchange Rate will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Exchange Rate in effect on such record date by a fraction, of which the numerator shall be the Exercise Price in effect immediately prior to such adjustment and the denominator shall be the Exercise Price resulting from such adjustment. Such adjustment will be made successively whenever such a record date is fixed, provided that if two or more such record dates or record dates referred to in this subsection 1(e)(ii) are fixed within a period of 25 trading days, such adjustment will be made successively as if each of such record date occurred on the earliest of such record dates.

(iii)	If and whenever at any time during the Adjustment Period the Corporation shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Proportionate Voting Shares of (i) securities of any class, whether of the Corporation or any other entity (other than Proportionate Voting Shares), (ii) rights, options or warrants to subscribe for or purchase Proportionate Voting Shares (or other securities convertible into or exchangeable for Proportionate Voting Shares), other than pursuant to a Rights Offering; (iii) evidences of its indebtedness or (iv) any cash, securities or other property or other assets (other than, if applicable, dividends paid in the ordinary course) and if such issue or distribution does not constitute a Proportionate Voting Share Reorganization, a Rights Offering or a distribution of Proportionate Voting Shares upon the exercise of Warrants or any outstanding options, then, in each such case, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Proportionate Voting Shares outstanding on such record date multiplied by the Current Market Price on such record date multiplied by 1000, less the excess, if any, of the fair market value on such record date, as determined by the directors of the Corporation, acting reasonably (whose determination shall be conclusive, subject to stock exchange approval), of such cash, securities or other property or other assets so issued or distributed over the fair market value of any consideration received therefor by the Corporation from the holders of the Proportionate Voting Shares, and of which the denominator shall be the total number of Proportionate Voting Shares outstanding on such record date multiplied by the Current Market Price multiplied by 1000. Any Proportionate Voting Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such distribution is not so made, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed. Upon any adjustment of the Exercise Price pursuant to this subsection 1(e)(iii), the Exchange Rate will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Exchange Rate in effect on such record date by a fraction, of which the numerator shall be the Exercise Price in effect immediately prior to such adjustment and the denominator shall be the Exercise Price resulting from such adjustment. Such adjustment will be made successively whenever such a record date is fixed, provided that if two or more such record dates or record dates referred to in this subsection 1(e)(iii) are fixed within a period of 25 trading days, such adjustment will be made successively as if each of such record date occurred on the earliest of such record dates.

(iv)	If and whenever at any time during the Adjustment Period, there is a reclassification of the Proportionate Voting Shares or a capital reorganization of the Corporation other than as described in subsection 1(e)(i) or a consolidation, amalgamation, arrangement or merger of the Corporation with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, any Holder that has not exercised its Warrants prior to the effective date of such reclassification, capital reorganization, consolidation, amalgamation, arrangement or merger, sale or conveyance, upon the exercise of such Warrant thereafter, shall be entitled to receive upon payment of the Exercise Price and shall accept, in lieu of the number of Proportionate Voting Shares that prior to such effective date the Holder would have been entitled to receive, the number of shares or other securities or property of the Corporation or of the body corporate, trust, partnership or other entity resulting from such merger, amalgamation or consolidation, or to which such sale or conveyance may be made, as the case may be, that such Holder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, arrangement or merger, sale or conveyance, if, on the effective date thereof, as the case may be, the Holder had been the registered holder of the number of Proportionate Voting Shares to which prior to such effective date it was entitled to acquire upon the exercise of the Warrants. If determined appropriate by the Corporation, relying on advice of legal counsel, to give effect to or to evidence the provisions of this subsection 1(e)(iv), the Corporation, its successor, or such purchasing body corporate, partnership, trust or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, sale or conveyance, enter into an agreement or certificate which shall provide, to the extent possible, for the application of the provisions set forth in this Certificate with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Certificate shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property to which the Holder is entitled on the exercise of its acquisition rights thereafter. Any agreement or certificate entered into between the Corporation, any successor to the Corporation or such purchasing body corporate, partnership, trust or other entity and the Holder shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this subsection 1(e) and which shall apply to successive reclassifications, capital reorganizations, amalgamations, consolidations, mergers, sales or conveyances arrangements.

(v)	In any case in which this subsection 1(e) shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the Holder of any Warrant exercised after the record date and prior to completion of such event the additional Proportionate Voting Shares issuable by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Corporation shall deliver to the Holder an appropriate instrument evidencing the Holder’s right to receive such additional Proportionate Voting Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Proportionate Voting Shares declared in favour of holders of record of Proportionate Voting Shares on and after the relevant date of exercise or such later date as the Holder would, but for the provisions of this subsection 1(e)(v), have become the holder of record of such additional Proportionate Voting Shares pursuant to this subsection 1(e).

(vi)	In any case in which subsection 1(e)(i)(C), subsection 1(e)(ii) or subsection 1(e)(iii) require that an adjustment be made to the Exercise Price, no such adjustment shall be made if the Holder of the outstanding Warrants receives, subject to any required stock exchange or regulatory approval, the securities, rights or warrants referred to in subsection 1(e)(i)(C), subsection 1(e)(ii) or the shares, rights, options, warrants, evidences of indebtedness or assets referred to in subsection 1(e)(iii), as the case may be, in such kind and number as they would have received if they had been holders of Proportionate Voting Shares on the applicable record date or effective date, as the case may be, by virtue of their outstanding Warrants having then been exercised into Proportionate Voting Shares at the Exercise Price in effect on the applicable record date or effective date, as the case may be.

(vii)	The adjustments provided for in this subsection 1(e) are cumulative, and shall, in the case of adjustments to the Exercise Price be computed to the nearest whole cent and shall apply to successive subdivisions, re-divisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this subsection 1(e), provided that, notwithstanding any other provision of this Section, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect or the number of Proportionate Voting Shares issuable upon the exercise of a Warrant by at least one one-hundred-thousandth of a Proportionate Voting Share; provided, however, that any adjustments which by reason of this subsection 1(e)(vii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(viii)	After any adjustment pursuant to this subsection 1(e), the term “Proportionate Voting Shares”, where used in this Certificate, shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this subsection 1(e), the Holder is entitled to receive upon the exercise of Warrants, and the number of Proportionate Voting Shares indicated by any exercise made pursuant to a Warrant shall be interpreted to mean the number of Proportionate Voting Shares or other property or securities the Holder is entitled to receive, as a result of such adjustment and all prior adjustments pursuant to this subsection 1(e), upon the full exercise of a Warrant.

(ix)	All Proportionate Voting Shares or shares of any class or other securities, which the Holder is at the time in question entitled to receive on the exercise of its Warrant, whether or not as a result of adjustments made pursuant to this subsection 1(e), shall, for the purposes of the interpretation of this Certificate, be deemed to be Proportionate Voting Shares which such Holder is entitled to acquire pursuant to such Warrant.

(x)	Notwithstanding anything in this subsection 1(e), no adjustment shall be made in the acquisition rights attached to the Warrants if the issue of Proportionate Voting Shares is being made pursuant to this Certificate or in connection with (a) any share incentive plan or restricted share unit plan or share purchase plan in force from time to time for directors, officers, employees, consultants or other service providers of the Corporation; or (b) the satisfaction of existing instruments issued as of the date hereof.

(xi)	As a condition precedent to the taking of any action which would require an adjustment in any of the acquisition rights pursuant to any of the Warrants, including the number of Proportionate Voting Shares which are to be received upon the exercise thereof, the Corporation shall take any action which may, in the opinion of legal counsel, be necessary in order that the Corporation has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the Proportionate Voting Shares which the holders of such Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(xii)	The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in subsection 1(e), deliver a certificate of the Corporation to the Holder specifying the nature of the event requiring the same and the amount of the adjustment or readjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(xiii)	The Corporation covenants to and in favour of the Holder that so long as this Warrant remains outstanding, it will give notice to the Holder of the effective date or of its intention to fix a record date for any event referred to in this subsection 1(e) whether or not such action would give rise to an adjustment in the Exercise Price or the number and type of securities issuable upon the exercise of the Warrants, and, in each case, such notice shall specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days in each case prior to such applicable record date or effective date.

(xiv)	The Corporation covenants with the Holder that it will not close its transfer books or take any other corporate action which might deprive the Holder of the opportunity to exercise its right of acquisition hereunder during the period of 10 business days after the giving of the certificate set forth in subsection 1(e)(xii).

(xv)	If the Corporation, after the date hereof, shall take any action affecting the Proportionate Voting Shares or Common Shares other than action described in subsection 1(e), which in the reasonable opinion of the directors of the Corporation would materially affect the rights of the Holder, the Exercise Price and/or the Exchange Rate, the number of Proportionate Voting Shares which may be acquired upon exercise of the Warrants shall be adjusted in such manner and at such time, by action of the directors, acting reasonably and in good faith, in their sole discretion as they may determine to be equitable to the Holder in the circumstances, provided that no such adjustment will be made unless any requisite prior approval of any stock exchange on which the Proportionate Voting Shares are listed for trading has been obtained.

(xvi)	No adjustments shall be made pursuant to this subsection 1(e) if the Holder is entitled to participate in any event described in this subsection 1(e) on the same terms, mutatis mutandis, as if the Holder had exercised their Warrants prior to, or on the effective date or record date of, such event.

(xvii)	If at any time a question or dispute arises with respect to adjustments provided for in this subsection 1(e), such question or dispute will be conclusively determined by the auditor of the Corporation or, if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action of the directors of the Corporation and any such determination, subject to regulatory approval and absent manifest error, will be binding upon the Corporation and the Holder. The Corporation will provide such auditor or chartered accountant with access to all necessary records of the Corporation.

(f)	Shares to be Reserved. The Corporation will at all times keep available and reserve out of its authorized Proportionate Voting Shares, solely for the purpose of issuing upon the exercise of the Warrants, such number of Proportionate Voting Shares as shall then be issuable upon the exercise of the Warrants. The Corporation covenants and agrees that all such Proportionate Voting Shares which shall be so issuable will, upon issuance and receipt of the Exercise Price therefor, be duly authorized and issued as fully paid and non-assessable. The Corporation will take all such actions as may be necessary to ensure that all such Proportionate Voting Shares may be so issued without violation of any applicable requirements of any exchange upon which the Proportionate Voting Shares may be listed or in respect of which the Proportionate Voting Shares are qualified for unlisted trading privileges. The Corporation will take all such actions as are within its power to ensure that all such Proportionate Voting Shares may be so issued without violation of any applicable law.

(g)	Issue Tax. Upon the exercise of Warrants, the issuance of certificates, if any, for the Proportionate Voting Shares and the issuance of Certificates for any unexercised Warrants shall be made without charge to the Holder, including for any issuance tax in respect thereto, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate(s) in a name other than that of the Holder.

(h)	Listing. The Corporation will, at its expense and as expeditiously as possible, use its reasonable commercial efforts to cause all Common Shares into which the Proportionate Voting Shares issuable upon the exercise of the Warrants are convertible to be duly listed on the Canadian Securities Exchange and/or any other stock exchange upon which the Common Shares may be then listed prior to the issuance of such Common Shares.

(i)	Current Market Price. For the purposes of any computation hereunder, the “Current Market Price” at any date shall be the volume weighted average trading price per Common Share for the 20 consecutive trading days ending five (5) trading days prior to the relevant date on the most senior stock exchange in Canada on which the Common Shares may then be listed and on which there is the greatest volume of trading of the Common Shares for such 20 day period, or, if the Common Shares or any other security in respect of which a determination of Current Market Price is being made are not listed on any stock exchange, which includes the Canadian Securities Exchange, the Current Market Price shall be determined in good faith by the directors of the Corporation, which determination shall be conclusive, absent fraud or manifest error. The volume weighted average trading price shall be determined by dividing the aggregate sale price of all such Common Shares sold on the said exchange during the said 20 consecutive trading days by the total number of such Common Shares so sold.

2.	Transfer of Warrants.

(a)	No transfer of the Warrants represented by this Certificate shall be effective unless this Certificate is accompanied by a duly executed transfer form in substantially the form attached hereto as Schedule 2 (the “Transfer Form”) or such other instrument of transfer in such form as the Corporation may from time to time prescribe, and delivered to the Corporation. The Warrants may be offered, sold, pledged or otherwise transferred only: (A) to the Corporation, (B) pursuant to an effective registration statement under the U.S. Securities Act, (C) in accordance with Rule 144A under the U.S. Securities Act, if available, and in compliance with applicable state securities laws, (D) outside the United States in accordance with the provisions of Rule 904 of Regulation S under the U.S. Securities Act, if available, or (E) in a transaction that does not otherwise require registration under the U.S. Securities Act or any applicable state securities laws. Provided, that if any of the Warrants are being sold in accordance with Rule 904 of Regulation S under the U.S. Securities Act, the legend may be removed by providing a declaration to the registrar and transfer agent, together with any other evidence, which may include an opinion of counsel of recognized standing reasonably satisfactory to the Corporation, to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act; provided further, that if any of Warrants, are being sold pursuant to Rule 144 of the U.S. Securities Act, if available, the legend may be removed by delivering to the Corporation and the Corporation’s transfer agent an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation, to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act. No transfer of the Warrants represented by this Certificate shall be made if in the opinion of counsel to the Corporation such transfer would result in the violation of any applicable securities laws. Subject to the foregoing, the Corporation shall issue and mail as soon as practicable, and in any event within five business days of such delivery, a new Certificate registered in the name of the transferee or as the transferee may direct and shall take all other necessary actions to effect the transfer as directed. Upon the transfer of any Warrant, the Corporation shall enter the name of the transferee in the register as the registered holder of such transferred Warrants.

(b)	Neither the Warrants represented by this Warrant Certificate nor the Proportionate Voting Shares issuable upon exercise hereof have been or will be registered under the U.S. Securities Act nor under the securities laws of any state of the United States. The Warrants represented by this Warrant Certificate may only be exercised by or on behalf of a holder who, at the time of exercise, either:

(i)	(A)	is not, and is not exercising the Warrant for the account or benefit of, a U.S. person or a person in the United States;

(B)	did not execute or deliver the exercise form while in the United States;

(C)	delivery of the Proportionate Voting Shares will not be to an address in the United States; and

(D)	has in all other respects complied with the terms of Regulation S of the U.S. Securities Act; or

(ii)	is the original subscriber for the Warrants, on its own behalf or on behalf of the original beneficial purchaser (if any), it and such beneficial purchaser (if any) are institutional “accredited investors” that satisfy one or more of the criteria set forth in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the U.S. Securities Act, it delivered a U.S. Accredited Investor Certificate to the Corporation in connection with the subscription for securities pursuant to which the Warrants were acquired, and the representations, warranties and covenants made by the undersigned therein are true and correct on the date of exercise of the Warrants in respect to the exercise of the Warrants and it represents to the Corporation as such; or

(iii)	is the original subscriber for the Warrants, on its own behalf or on behalf of the original beneficial purchaser (if any), it and such beneficial purchaser (if any) are a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act, it delivered a Qualified Institutional Buyer Letter to the Corporation in connection with the subscription for securities pursuant to which the Warrants were acquired, and the representations, warranties and covenants made by the undersigned therein are true and correct on the date of exercise of the Warrants in respect to the exercise of the Warrants and it represents to the Corporation as such; or

(iv)	is tendering with the exercise form a written opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to the effect that the Proportionate Voting Shares to be delivered upon exercise of the Warrants have been registered under the U.S. Securities Act and all applicable state securities laws of the United States or are exempt from such registration requirements.

“U.S. person” and “United States” are as defined in Regulation S under the U.S. Securities Act.

(c)	All certificates representing Proportionate Voting Shares issued to persons who exercise the Warrants pursuant to subparagraphs (b)(ii) or (b)(iv) above on the exercise of the rights represented by this Warrant Certificate will, unless such Proportionate Voting Shares are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR U.S. STATE SECURTIES LAWS. BY PURCHASING OR OTHERWISE HOLDING SUCH SECURITIES, THE HOLDER AGREES FOR THE BENEFIT OF TERRASCEND CORP. (THE “CORPORATION”) THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION; OR (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS; OR (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY (I) RULE 144 OR (II) RULE 144A THEREUNDER, IF AVAILABLE, AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS; OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS; OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, PROVIDED THAT, IN THE CASE OF TRANSFERS PURSUANT TO (C)(I) OR (D) ABOVE, THE HOLDER HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided, that if the Proportionate Voting Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S, the legend set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Corporation and to the Corporation, in such other as the Corporation may prescribe from time to time and, if requested by the Corporation or the registrar and transfer agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation and the registrar and transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S;

provided further, that if any of the Proportionate Voting Shares are being sold pursuant to Rule 144 under the U.S. Securities Act and in compliance with any applicable state securities laws, the legend may be removed by delivery to the Corporation’s registrar and transfer agent of an opinion satisfactory to the Corporation and its registrar and transfer agent to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws.

3.	Replacement. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Certificate and, if requested by the Corporation, upon delivery of a bond of indemnity satisfactory to the Corporation (or, in the case of mutilation, upon surrender of this Certificate), the Corporation will issue to the Holder a replacement Certificate (containing the same terms and conditions as this Certificate), without expense to Holder.

4.	Expiry Date. The Warrants represented by this Certificate shall expire and all rights to purchase Proportionate Voting Shares hereunder shall cease and become null and void at 5:00 p.m. (Toronto time) on August 23, 2022.

5.	Successor Corporations.

(a)	The Corporation shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation (herein called a “successor corporation”) whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise, unless prior to or contemporaneously with the consummation of such transaction the Corporation and the successor corporation shall have executed such instruments and done such things as the Corporation, acting reasonably, considers necessary or advisable to establish that upon the consummation of such transaction:

(i)	the successor corporation will have assumed all the covenants and obligations of the Corporation under this Certificate; and

(ii)	the Warrants and the terms set forth in this Certificate will be a valid and binding obligation of the successor corporation entitling the Holder, as against the successor corporation, to all the rights of the Holder under this Certificate.

(b)	Whenever the conditions of subsection 5(a) shall have been duly observed and performed, the successor corporation shall possess, and from time to time may exercise, each and every right and power of the Corporation under this Certificate in the name of the Corporation or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Corporation may be done and performed with like force and effect by the like directors or officers of the successor corporation

6.	Covenants. So long as any Warrants remain outstanding the Corporation covenants that it shall do or cause to be done all things necessary to preserve and maintain its corporate existence and its status as a reporting issuer not in default in the Provinces of British Columbia, Alberta and Ontario. If the issuance of the Proportionate Voting Shares upon the exercise of the Warrants requires any filing or registration with or approval of any Canadian securities regulatory authority or other Canadian governmental authority or compliance with any other requirement under any Canadian law before such Proportionate Voting Shares may be validly issued, the Corporation agrees to take such actions as may be necessary to secure such filing, registration, approval or compliance, as the case may be.

7.	Governing Law. The laws of the Province of Ontario and the federal laws of Canada applicable therein shall govern the Warrants.

8.	Successors. This Certificate shall inure to the benefit of the Holder and its successors or assigns and shall be binding on the Corporation and its respective successors.

9.	General. All amounts of money referred to in this Certificate are expressed in lawful money of Canada.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by a duly authorized officer.

DATED as of ______ August 30 ______, 2019.

TERRASCEND CORP.

Per:
Authorized Signing Officer

Schedule 1

Election to Purchase

TO:	TerrAscend Corp.

The undersigned hereby irrevocably elects to exercise the number of Warrants of TerrAscend Corp. for the number of Proportionate Voting Shares (or other property or securities subject thereto) as set forth below:

Payment of Exercise Price

(a)	Number of Warrants to be Exercised:	# __________

(b)	Number of Proportionate Voting Shares to be Acquired:	# __________

(c)	Exercise Price per Proportionate Voting Share:	$ __________

(d)	Aggregate Purchase Price [(b) multiplied by (c)]	$ __________

and hereby tenders a certified cheque, bank draft or cash for such aggregate purchase price, and directs such Proportionate Voting Shares to be registered and a certificate therefor, if applicable, to be issued as directed below.

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

☐	(A)	the undersigned holder at the time of exercise of the Warrants (i) is not present in the United States, (ii) is not a U.S. Person (as defined under Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)), (iii) is not exercising the Warrants on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States, (iv) did not acquire the Warrants in the United States or on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States;(v) did not receive an offer to exercise the Warrants in the United States; (vi) did not execute or deliver this exercise form in the United States; (vii) is not requesting delivery in the United States of the Proportionate Voting Shares issuable upon such exercise; and (viii) represents and warrants that the exercise of the Warrants and acquisition of the Warrant Shares occurred in an “offshore transaction” (as defined under Regulation S under the U.S. Securities Act); OR

☐	(B)	the undersigned holder

(i)	is (1) present in the United States, (2) a U.S. Person, (3) a person exercising the Warrants for the account or benefit of a U.S. Person or a person in the United States, or (4) requesting delivery in the United States of the Proportionate Voting Shares issuable upon such exercise, and

(ii)	the undersigned holder has an exemption from the registration requirements of the U.S. Securities Act and all applicable state securities laws available for the exercise of the Warrants, and has delivered to the Corporation a written opinion of U.S. counsel, in form and substance reasonably satisfactory to the Corporation, or such other evidence reasonably satisfactory to the Corporation to that effect;

☐	(C)	the undersigned holder is the original purchaser of the Warrants and (a) purchased the Warrants directly from the Corporation pursuant to the terms and conditions of the Offering; (b) is exercising the Warrants solely for its own account or for the account of the original beneficial owner, if any; (c) each of it and any beneficial owner was on the date the Warrants were purchased from the Corporation, and is on the date of exercise of the Warrants, a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act; and (d) all the representations, warranties and covenants agreed upon or made by the Warrantholder during the purchase of the Warrants from the Corporation continue to be true and correct as if duly executed as of the date thereof.

☐	(D)	the undersigned holder is the original purchaser of the Warrants and (a) purchased the Warrants directly from the Corporation pursuant to the terms and conditions of the Offering; (b) is exercising the Warrants solely for its own account or for the account of the original beneficial owner, if any; (c) each of it and any beneficial owner was on the date the Warrants were purchased from the Corporation, and is on the date of exercise of the Warrants, an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), or (7) under the U.S. Securities Act; and (d) all the representations, warranties and covenants agreed upon or made by the Warrantholder during the purchase of the Warrants from the Corporation continue to be true and correct as if duly executed as of the date thereof.

The undersigned holder understands that unless Box A or C above is checked, the certificate representing the Proportionate Voting Shares may be issued in definitive physical certificated form and bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available (as described in the Warrant Certificate and the subscription documents). If Box B above is checked, holders are encouraged to consult with the Corporation in advance to determine that the legal opinion tendered in connection with the exercise will be satisfactory in form and substance to the Corporation. “U.S. Person” and “United States” are as defined under Regulation S under the U.S. Securities Act.

The undersigned hereby acknowledges that the undersigned is aware that the Proportionate Voting Shares received on exercise may be subject to restrictions on resale under applicable securities legislation. The undersigned hereby further acknowledges that the Corporation will rely upon the confirmations, acknowledgements and agreements set forth herein, and agrees to notify the Corporation promptly in writing if any of the representations or warranties herein ceases to be accurate or complete.

DATED this __________ day of _______________, 20 .

●

Per:

Name of Registered Holder:

Address of Registered Holder:

Schedule 2

Transfer Form

TO:	TerrAscend Corp.

FOR VALUE RECEIVED, the undersigned transferor hereby sells, assigns and transfers unto

(Transferee)

(Address)

__________________of the Warrants registered in the name of the undersigned transferor represented by the attached Certificate.

THE UNDERSIGNED TRANSFEROR HERBY CERTIFIES AND DECLARES that the Warrants are not being offered, sold or transferred to, or for the account or benefit of, a U.S. person (as defined in Rule 902(k) of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)) or a person within the United States unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration is available, subject to the requirements for the transfer of the Warrants as set out in the Warrant Certificate.

DATED this _________ day of ____, _________.

Signature of Registered Holder (Transferor)

Print name of Registered Holder

Address

NOTE: The signature on this transfer form must correspond with the name as recorded on the face of the Certificate in every particular without alteration or enlargement or any change whatsoever or this transfer form must be signed by a duly authorized trustee, executor, administrator, curator, guardian, attorney of the Holder or a duly authorized signing officer in the case of a corporation. If this transfer form is signed by any of the foregoing, or any person acting in a fiduciary or representative capacity, the Certificate must be accompanied by evidence of authority to sign.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE DECEMBER 29, 2019.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE CANADIAN SECURITIES EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL DECEMBER 29, 2019 AND THEN ONLY IN ACCORDANCE WITH ALL APPLICABLE LAWS.THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THIS WARRANT AND THE PROPORTIONARE VOTING SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR U.S. STATE SECURTIES LAWS. BY PURCHASING OR OTHERWISE HOLDING SUCH SECURITIES, THE HOLDER AGREES FOR THE BENEFIT OF TERRASCEND CORP. (THE “CORPORATION”) THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION; OR (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS; OR (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY (I) RULE 144 OR (II) RULE 144A THEREUNDER, IF AVAILABLE, AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS; OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS; OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, PROVIDED THAT, IN THE CASE OF TRANSFERS PURSUANT TO (C)(I) OR (D) ABOVE, THE HOLDER HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE AT OR BEFORE 5:00 P.M. (TORONTO TIME) ON AUGUST 23, 2022 AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

WARRANTS TO PURCHASE UP TO 397,727 PROPORTIONATE VOTING SHARES OF

TerrAscend Corp.

(existing under the laws of Ontario)

Void After
August 23, 2022

Warrant Certificate Number – 2019-03	Number of Warrants represented by this certificate: 397,727

THIS CERTIFIES that, for value received, Pharmaceutical Opportunities Fund, LP (the “Holder”), is the registered holder of 397,727 warrants (collectively, the “Warrants”; each a “Warrant”), each Warrant entitling the Holder, subject to the terms and conditions set forth in this Warrant Certificate (the “Certificate”), to purchase from TerrAscend Corp. (the “Corporation”), one one-thousandth (0.001) of a proportionate voting share in the capital of the Corporation (each whole proportionate voting share, a “Proportionate Voting Share”), at any time until 5:00 p.m. (Toronto time) on August 23, 2022, at which time the Warrants evidenced by this Certificate shall become wholly void and the unexercised portion of the subscription right represented hereby will expire and terminate (the “Time of Expiry”), on payment of a price per one-thousandth (0.001) of a Proportionate Voting Share equal to CAD$7.21 (the “Exercise Price”). The number of Proportionate Voting Shares which the Holder is entitled to acquire upon exercise of the Warrants and the Exercise Price are subject to adjustment as hereinafter provided.

The Holder shall be entitled to the rights evidenced by this Certificate free from all equities and rights of set-off or counterclaim between the Corporation and the original or any interim holder and all persons may act accordingly and the receipt by the Holder of the Proportionate Voting Shares issuable upon exercise hereof shall be a good discharge to the Corporation.

1.	Exercise of Warrants.

(a)	Election to Purchase. The rights evidenced by this Certificate may be exercised by the Holder in whole or in part and in accordance with the provisions hereof by delivery of an election to purchase in substantially the form attached hereto as Schedule 1 (the “Election to Purchase”), properly completed and executed, together with payment by wire transfer, certified cheque or bank draft of the Exercise Price for the number of Proportionate Voting Shares specified in the Election to Purchase, at the office of the Corporation at 3610 Mavis Road, Mississauga, Ontario, L5C 1W2 or such other address in Canada as may be notified in writing by the Corporation (the “Corporation Office”). In the event that the rights evidenced by this Certificate are exercised in part, the Corporation shall, contemporaneously with the issuance of the Proportionate Voting Shares issuable on the exercise of the Warrants so exercised, issue to the Holder a Warrant Certificate on identical terms in respect of that number of Proportionate Voting Shares in respect of which the Holder has not exercised the rights evidenced by this Certificate.

(b)	Exercise. The Corporation shall, on the next business day after receiving a duly executed Election to Purchase and the Exercise Price for the number of Proportionate Voting Shares specified in the Election to Purchase (the “Exercise Date”), issue that number of Proportionate Voting Shares specified in the Election to Purchase.

(c)	Certificates and Electronic Deposits. As promptly as practicable after the Exercise Date (but no later than three business days after the Exercise Date), the Corporation shall issue and deliver to the Holder, registered in the name of the Holder, a certificate for the number of Proportionate Voting Shares issuable on exercise of the Warrants so exercised and a Certificate representing the balance of any unexercised Warrants. To the extent permitted by law, such exercise shall be deemed to have been effected as of the close of business on the Exercise Date, and at such time the rights of the Holder with respect to the number of Warrants which have been exercised as such shall cease, and the Proportionate Voting Shares and any unexercised Warrants shall then be issuable upon such exercise as outlined above and the Holder shall be deemed to have become the holder of record of the Proportionate Voting Shares and unexercised Warrants represented thereby.

(d)	Fractional Common Shares. Fractional Proportionate Voting Shares to the one one- thousandth may be issued upon exercise of the Warrants represented by this Certificate.

(e)	Adjustments. The subscription rights in effect under the Warrants for Proportionate Voting Shares issuable upon the exercise of the Warrants shall be subject to adjustment from time to time as follows:

(i)	If, at any time from the date hereof until the Time of Expiry (the “Adjustment Period”), the Corporation shall:

(A)	subdivide, re-divide or change its outstanding Proportionate Voting Shares into a greater number of Proportionate Voting Shares;

(B)	reduce, combine or consolidate its outstanding Proportionate Voting Shares into a lesser number of Proportionate Voting Shares;

(C)	issue Proportionate Voting Shares or securities exchangeable for, or convertible into, Proportionate Voting Shares to all or substantially all of the holders of Proportionate Voting Shares by way of stock dividend or other distribution (other than, if applicable, a dividend paid in the ordinary course or a distribution of Proportionate Voting Shares upon the exercise of Warrants or any options, restricted share units or other exchangeable or convertible securities of the Corporation); or

(D)	change the number of common shares in the capital of the Corporation (“Common Shares”) to be received upon the conversion of a Proportionate Voting Share into Common Shares in accordance with the terms of the Proportionate Voting Shares (the “PVS Exchange Ratio”),

(any of such events in subsections 1(e)(i)(A), (B), (C) or (D) being called a “Proportionate Voting Share Reorganization”) then, in each such event, the Exercise Price shall be adjusted as of the effective date or record date of such Proportionate Voting Share Reorganization, as the case may be, and shall, in the case of the events referred to in (A) or (C) above, be decreased in proportion to the number of outstanding Proportionate Voting Shares resulting from such subdivision, re-division, change or distribution, or shall, in the case of the events referred to in (B) above, be increased in proportion to the number of outstanding Proportionate Voting Shares resulting from such reduction, combination or consolidation by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which shall be the number of Proportionate Voting Shares outstanding on such effective date or record date before giving effect to such Proportionate Voting Share Reorganization and the denominator of which shall be the number of Proportionate Voting Shares outstanding as of the effective date or record date after giving effect to such Proportionate Voting Share Reorganization (including, in the case where securities exchangeable for or convertible into Proportionate Voting Shares are distributed, the number of Proportionate Voting Shares that would have been outstanding had such securities been exchanged for or converted into Proportionate Voting Shares on such record date or effective date) or shall, in the case of the event referred to in (D) above, be increased or decreased, as applicable, in proportion to the change in the number of Common Shares receivable on conversion of a Proportionate Voting Share into Common Shares resulting from such change in the PVS Exchange Ratio by multiplying the Exercise Price in effect immediately prior to such effective date by a fraction, the numerator of which shall be the PVS Exchange Ratio as of the effective date before giving effect to such Proportionate Voting Share Reorganization and the denominator of which shall be the number of Common Shares into which a Proportionate Voting Share can be converted as of the effective date after giving effect to such Proportionate Voting Share Reorganization. Such adjustment shall be made successively whenever any event referred to in this subsection 1(e)(i) shall occur. Upon any adjustment of the Exercise Price pursuant to subsection 1(e)(i), the Exchange Rate (as defined below) shall be contemporaneously adjusted by multiplying the number of Proportionate Voting Shares theretofore obtainable on the exercise thereof by a fraction of which the numerator shall be the Exercise Price in effect immediately prior to such adjustment and the denominator shall be the Exercise Price resulting from such adjustment. “Exchange Rate” means the number of Proportionate Voting Shares subject to the right of purchase under each Warrant, which, as of the date hereof, is one one-thousandth (0.001) of a Proportionate Voting Share for one (1) Warrant.

(ii)	If and whenever at any time during the Adjustment Period, the Corporation shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Proportionate Voting Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Proportionate Voting Shares (or securities convertible or exchangeable into Proportionate Voting Shares) at a price per Proportionate Voting Share (or having a conversion or exchange price per Proportionate Voting Share) less than 95% of the Current Market Price (as defined below) multiplied by the applicable PVS Exchange Ratio (which is 1,000 as of the date hereof) on such record date (a “Rights Offering”), the Exercise Price shall be adjusted immediately after such record date so that it shall equal the amount determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Proportionate Voting Shares outstanding on such record date plus a number of Proportionate Voting Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Proportionate Voting Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by the Current Market Price multiplied by the applicable PVS Exchange Ratio (which is 1,000 as of the date hereof), and of which the denominator shall be the total number of Proportionate Voting Shares outstanding on such record date plus the total number of additional Proportionate Voting Shares offered for subscription or purchase or into which the convertible or exchangeable securities so offered are convertible or exchangeable. Any Proportionate Voting Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that no such rights or warrants are exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or, if any such rights or warrants are exercised, to the Exercise Price which would then be in effect based upon the number of Proportionate Voting Shares (or securities convertible or exchangeable into Proportionate Voting Shares) actually issued upon the exercise of such rights or warrants, as the case may be. Upon any adjustment of the Exercise Price pursuant to this subsection 1(e)(ii), the Exchange Rate will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Exchange Rate in effect on such record date by a fraction, of which the numerator shall be the Exercise Price in effect immediately prior to such adjustment and the denominator shall be the Exercise Price resulting from such adjustment. Such adjustment will be made successively whenever such a record date is fixed, provided that if two or more such record dates or record dates referred to in this subsection 1(e)(ii) are fixed within a period of 25 trading days, such adjustment will be made successively as if each of such record date occurred on the earliest of such record dates.

(iii)	If and whenever at any time during the Adjustment Period the Corporation shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Proportionate Voting Shares of (i) securities of any class, whether of the Corporation or any other entity (other than Proportionate Voting Shares), (ii) rights, options or warrants to subscribe for or purchase Proportionate Voting Shares (or other securities convertible into or exchangeable for Proportionate Voting Shares), other than pursuant to a Rights Offering; (iii) evidences of its indebtedness or (iv) any cash, securities or other property or other assets (other than, if applicable, dividends paid in the ordinary course) and if such issue or distribution does not constitute a Proportionate Voting Share Reorganization, a Rights Offering or a distribution of Proportionate Voting Shares upon the exercise of Warrants or any outstanding options, then, in each such case, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Proportionate Voting Shares outstanding on such record date multiplied by the Current Market Price on such record date multiplied by 1000, less the excess, if any, of the fair market value on such record date, as determined by the directors of the Corporation, acting reasonably (whose determination shall be conclusive, subject to stock exchange approval), of such cash, securities or other property or other assets so issued or distributed over the fair market value of any consideration received therefor by the Corporation from the holders of the Proportionate Voting Shares, and of which the denominator shall be the total number of Proportionate Voting Shares outstanding on such record date multiplied by the Current Market Price multiplied by 1000. Any Proportionate Voting Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such distribution is not so made, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed. Upon any adjustment of the Exercise Price pursuant to this subsection 1(e)(iii), the Exchange Rate will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Exchange Rate in effect on such record date by a fraction, of which the numerator shall be the Exercise Price in effect immediately prior to such adjustment and the denominator shall be the Exercise Price resulting from such adjustment. Such adjustment will be made successively whenever such a record date is fixed, provided that if two or more such record dates or record dates referred to in this subsection 1(e)(iii) are fixed within a period of 25 trading days, such adjustment will be made successively as if each of such record date occurred on the earliest of such record dates.

(iv)	If and whenever at any time during the Adjustment Period, there is a reclassification of the Proportionate Voting Shares or a capital reorganization of the Corporation other than as described in subsection 1(e)(i) or a consolidation, amalgamation, arrangement or merger of the Corporation with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, any Holder that has not exercised its Warrants prior to the effective date of such reclassification, capital reorganization, consolidation, amalgamation, arrangement or merger, sale or conveyance, upon the exercise of such Warrant thereafter, shall be entitled to receive upon payment of the Exercise Price and shall accept, in lieu of the number of Proportionate Voting Shares that prior to such effective date the Holder would have been entitled to receive, the number of shares or other securities or property of the Corporation or of the body corporate, trust, partnership or other entity resulting from such merger, amalgamation or consolidation, or to which such sale or conveyance may be made, as the case may be, that such Holder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, arrangement or merger, sale or conveyance, if, on the effective date thereof, as the case may be, the Holder had been the registered holder of the number of Proportionate Voting Shares to which prior to such effective date it was entitled to acquire upon the exercise of the Warrants. If determined appropriate by the Corporation, relying on advice of legal counsel, to give effect to or to evidence the provisions of this subsection 1(e)(iv), the Corporation, its successor, or such purchasing body corporate, partnership, trust or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, sale or conveyance, enter into an agreement or certificate which shall provide, to the extent possible, for the application of the provisions set forth in this Certificate with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Certificate shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property to which the Holder is entitled on the exercise of its acquisition rights thereafter. Any agreement or certificate entered into between the Corporation, any successor to the Corporation or such purchasing body corporate, partnership, trust or other entity and the Holder shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this subsection 1(e) and which shall apply to successive reclassifications, capital reorganizations, amalgamations, consolidations, mergers, sales or conveyances arrangements.

(v)	In any case in which this subsection 1(e) shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the Holder of any Warrant exercised after the record date and prior to completion of such event the additional Proportionate Voting Shares issuable by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Corporation shall deliver to the Holder an appropriate instrument evidencing the Holder’s right to receive such additional Proportionate Voting Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Proportionate Voting Shares declared in favour of holders of record of Proportionate Voting Shares on and after the relevant date of exercise or such later date as the Holder would, but for the provisions of this subsection 1(e)(v), have become the holder of record of such additional Proportionate Voting Shares pursuant to this subsection 1(e).

(vi)	In any case in which subsection 1(e)(i)(C), subsection 1(e)(ii) or subsection 1(e)(iii) require that an adjustment be made to the Exercise Price, no such adjustment shall be made if the Holder of the outstanding Warrants receives, subject to any required stock exchange or regulatory approval, the securities, rights or warrants referred to in subsection 1(e)(i)(C), subsection 1(e)(ii) or the shares, rights, options, warrants, evidences of indebtedness or assets referred to in subsection 1(e)(iii), as the case may be, in such kind and number as they would have received if they had been holders of Proportionate Voting Shares on the applicable record date or effective date, as the case may be, by virtue of their outstanding Warrants having then been exercised into Proportionate Voting Shares at the Exercise Price in effect on the applicable record date or effective date, as the case may be.

(vii)	The adjustments provided for in this subsection 1(e) are cumulative, and shall, in the case of adjustments to the Exercise Price be computed to the nearest whole cent and shall apply to successive subdivisions, re-divisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this subsection 1(e), provided that, notwithstanding any other provision of this Section, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect or the number of Proportionate Voting Shares issuable upon the exercise of a Warrant by at least one one-hundred-thousandth of a Proportionate Voting Share; provided, however, that any adjustments which by reason of this subsection 1(e)(vii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(viii)	After any adjustment pursuant to this subsection 1(e), the term “Proportionate Voting Shares”, where used in this Certificate, shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this subsection 1(e), the Holder is entitled to receive upon the exercise of Warrants, and the number of Proportionate Voting Shares indicated by any exercise made pursuant to a Warrant shall be interpreted to mean the number of Proportionate Voting Shares or other property or securities the Holder is entitled to receive, as a result of such adjustment and all prior adjustments pursuant to this subsection 1(e), upon the full exercise of a Warrant.

(ix)	All Proportionate Voting Shares or shares of any class or other securities, which the Holder is at the time in question entitled to receive on the exercise of its Warrant, whether or not as a result of adjustments made pursuant to this subsection 1(e), shall, for the purposes of the interpretation of this Certificate, be deemed to be Proportionate Voting Shares which such Holder is entitled to acquire pursuant to such Warrant.

(x)	Notwithstanding anything in this subsection 1(e), no adjustment shall be made in the acquisition rights attached to the Warrants if the issue of Proportionate Voting Shares is being made pursuant to this Certificate or in connection with (a) any share incentive plan or restricted share unit plan or share purchase plan in force from time to time for directors, officers, employees, consultants or other service providers of the Corporation; or (b) the satisfaction of existing instruments issued as of the date hereof.

(xi)	As a condition precedent to the taking of any action which would require an adjustment in any of the acquisition rights pursuant to any of the Warrants, including the number of Proportionate Voting Shares which are to be received upon the exercise thereof, the Corporation shall take any action which may, in the opinion of legal counsel, be necessary in order that the Corporation has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the Proportionate Voting Shares which the holders of such Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(xii)	The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in subsection 1(e), deliver a certificate of the Corporation to the Holder specifying the nature of the event requiring the same and the amount of the adjustment or readjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(xiii)	The Corporation covenants to and in favour of the Holder that so long as this Warrant remains outstanding, it will give notice to the Holder of the effective date or of its intention to fix a record date for any event referred to in this subsection 1(e) whether or not such action would give rise to an adjustment in the Exercise Price or the number and type of securities issuable upon the exercise of the Warrants, and, in each case, such notice shall specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days in each case prior to such applicable record date or effective date.

(xiv)	The Corporation covenants with the Holder that it will not close its transfer books or take any other corporate action which might deprive the Holder of the opportunity to exercise its right of acquisition hereunder during the period of 10 business days after the giving of the certificate set forth in subsection 1(e)(xii).

(xv)	If the Corporation, after the date hereof, shall take any action affecting the Proportionate Voting Shares or Common Shares other than action described in subsection 1(e), which in the reasonable opinion of the directors of the Corporation would materially affect the rights of the Holder, the Exercise Price and/or the Exchange Rate, the number of Proportionate Voting Shares which may be acquired upon exercise of the Warrants shall be adjusted in such manner and at such time, by action of the directors, acting reasonably and in good faith, in their sole discretion as they may determine to be equitable to the Holder in the circumstances, provided that no such adjustment will be made unless any requisite prior approval of any stock exchange on which the Proportionate Voting Shares are listed for trading has been obtained.

(xvi)	No adjustments shall be made pursuant to this subsection 1(e) if the Holder is entitled to participate in any event described in this subsection 1(e) on the same terms, mutatis mutandis, as if the Holder had exercised their Warrants prior to, or on the effective date or record date of, such event.

(xvii)	If at any time a question or dispute arises with respect to adjustments provided for in this subsection 1(e), such question or dispute will be conclusively determined by the auditor of the Corporation or, if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action of the directors of the Corporation and any such determination, subject to regulatory approval and absent manifest error, will be binding upon the Corporation and the Holder. The Corporation will provide such auditor or chartered accountant with access to all necessary records of the Corporation.

(f)	Shares to be Reserved. The Corporation will at all times keep available and reserve out of its authorized Proportionate Voting Shares, solely for the purpose of issuing upon the exercise of the Warrants, such number of Proportionate Voting Shares as shall then be issuable upon the exercise of the Warrants. The Corporation covenants and agrees that all such Proportionate Voting Shares which shall be so issuable will, upon issuance and receipt of the Exercise Price therefor, be duly authorized and issued as fully paid and non-assessable. The Corporation will take all such actions as may be necessary to ensure that all such Proportionate Voting Shares may be so issued without violation of any applicable requirements of any exchange upon which the Proportionate Voting Shares may be listed or in respect of which the Proportionate Voting Shares are qualified for unlisted trading privileges. The Corporation will take all such actions as are within its power to ensure that all such Proportionate Voting Shares may be so issued without violation of any applicable law.

(g)	Issue Tax. Upon the exercise of Warrants, the issuance of certificates, if any, for the Proportionate Voting Shares and the issuance of Certificates for any unexercised Warrants shall be made without charge to the Holder, including for any issuance tax in respect thereto, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate(s) in a name other than that of the Holder.

(h)	Listing. The Corporation will, at its expense and as expeditiously as possible, use its reasonable commercial efforts to cause all Common Shares into which the Proportionate Voting Shares issuable upon the exercise of the Warrants are convertible to be duly listed on the Canadian Securities Exchange and/or any other stock exchange upon which the Common Shares may be then listed prior to the issuance of such Common Shares.

(i)	Current Market Price. For the purposes of any computation hereunder, the “Current Market Price” at any date shall be the volume weighted average trading price per Common Share for the 20 consecutive trading days ending five (5) trading days prior to the relevant date on the most senior stock exchange in Canada on which the Common Shares may then be listed and on which there is the greatest volume of trading of the Common Shares for such 20 day period, or, if the Common Shares or any other security in respect of which a determination of Current Market Price is being made are not listed on any stock exchange, which includes the Canadian Securities Exchange, the Current Market Price shall be determined in good faith by the directors of the Corporation, which determination shall be conclusive, absent fraud or manifest error. The volume weighted average trading price shall be determined by dividing the aggregate sale price of all such Common Shares sold on the said exchange during the said 20 consecutive trading days by the total number of such Common Shares so sold.

2.	Transfer of Warrants.

(a)	No transfer of the Warrants represented by this Certificate shall be effective unless this Certificate is accompanied by a duly executed transfer form in substantially the form attached hereto as Schedule 2 (the “Transfer Form”) or such other instrument of transfer in such form as the Corporation may from time to time prescribe, and delivered to the Corporation. The Warrants may be offered, sold, pledged or otherwise transferred only: (A) to the Corporation, (B) pursuant to an effective registration statement under the U.S. Securities Act, (C) in accordance with Rule 144A under the U.S. Securities Act, if available, and in compliance with applicable state securities laws, (D) outside the United States in accordance with the provisions of Rule 904 of Regulation S under the U.S. Securities Act, if available, or (E) in a transaction that does not otherwise require registration under the U.S. Securities Act or any applicable state securities laws. Provided, that if any of the Warrants are being sold in accordance with Rule 904 of Regulation S under the U.S. Securities Act, the legend may be removed by providing a declaration to the registrar and transfer agent, together with any other evidence, which may include an opinion of counsel of recognized standing reasonably satisfactory to the Corporation, to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act; provided further, that if any of Warrants, are being sold pursuant to Rule 144 of the U.S. Securities Act, if available, the legend may be removed by delivering to the Corporation and the Corporation’s transfer agent an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation, to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act. No transfer of the Warrants represented by this Certificate shall be made if in the opinion of counsel to the Corporation such transfer would result in the violation of any applicable securities laws. Subject to the foregoing, the Corporation shall issue and mail as soon as practicable, and in any event within five business days of such delivery, a new Certificate registered in the name of the transferee or as the transferee may direct and shall take all other necessary actions to effect the transfer as directed. Upon the transfer of any Warrant, the Corporation shall enter the name of the transferee in the register as the registered holder of such transferred Warrants.

(b)	Neither the Warrants represented by this Warrant Certificate nor the Proportionate Voting Shares issuable upon exercise hereof have been or will be registered under the U.S. Securities Act nor under the securities laws of any state of the United States. The Warrants represented by this Warrant Certificate may only be exercised by or on behalf of a holder who, at the time of exercise, either:

(i)	(A)	is not, and is not exercising the Warrant for the account or benefit of, a U.S. person or a person in the United States;

(B)	did not execute or deliver the exercise form while in the United States;

(C)	delivery of the Proportionate Voting Shares will not be to an address in the United States; and

(D)	has in all other respects complied with the terms of Regulation S of the U.S. Securities Act; or

(ii)	is the original subscriber for the Warrants, on its own behalf or on behalf of the original beneficial purchaser (if any), it and such beneficial purchaser (if any) are institutional “accredited investors” that satisfy one or more of the criteria set forth in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the U.S. Securities Act, it delivered a U.S. Accredited Investor Certificate to the Corporation in connection with the subscription for securities pursuant to which the Warrants were acquired, and the representations, warranties and covenants made by the undersigned therein are true and correct on the date of exercise of the Warrants in respect to the exercise of the Warrants and it represents to the Corporation as such; or

(iii)	is the original subscriber for the Warrants, on its own behalf or on behalf of the original beneficial purchaser (if any), it and such beneficial purchaser (if any) are a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act, it delivered a Qualified Institutional Buyer Letter to the Corporation in connection with the subscription for securities pursuant to which the Warrants were acquired, and the representations, warranties and covenants made by the undersigned therein are true and correct on the date of exercise of the Warrants in respect to the exercise of the Warrants and it represents to the Corporation as such; or

(iv)	is tendering with the exercise form a written opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to the effect that the Proportionate Voting Shares to be delivered upon exercise of the Warrants have been registered under the U.S. Securities Act and all applicable state securities laws of the United States or are exempt from such registration requirements.

“U.S. person” and “United States” are as defined in Regulation S under the U.S. Securities Act.

(c)	All certificates representing Proportionate Voting Shares issued to persons who exercise the Warrants pursuant to subparagraphs (b)(ii) or (b)(iv) above on the exercise of the rights represented by this Warrant Certificate will, unless such Proportionate Voting Shares are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR U.S. STATE SECURTIES LAWS. BY PURCHASING OR OTHERWISE HOLDING SUCH SECURITIES, THE HOLDER AGREES FOR THE BENEFIT OF TERRASCEND CORP. (THE “CORPORATION”) THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION; OR (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS; OR (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY (I) RULE 144 OR (II) RULE 144A THEREUNDER, IF AVAILABLE, AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS; OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS; OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, PROVIDED THAT, IN THE CASE OF TRANSFERS PURSUANT TO (C)(I) OR (D) ABOVE, THE HOLDER HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided, that if the Proportionate Voting Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S, the legend set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Corporation and to the Corporation, in such other as the Corporation may prescribe from time to time and, if requested by the Corporation or the registrar and transfer agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation and the registrar and transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S;

provided further, that if any of the Proportionate Voting Shares are being sold pursuant to Rule 144 under the U.S. Securities Act and in compliance with any applicable state securities laws, the legend may be removed by delivery to the Corporation’s registrar and transfer agent of an opinion satisfactory to the Corporation and its registrar and transfer agent to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws.

3.	Replacement. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Certificate and, if requested by the Corporation, upon delivery of a bond of indemnity satisfactory to the Corporation (or, in the case of mutilation, upon surrender of this Certificate), the Corporation will issue to the Holder a replacement Certificate (containing the same terms and conditions as this Certificate), without expense to Holder.

4.	Expiry Date. The Warrants represented by this Certificate shall expire and all rights to purchase Proportionate Voting Shares hereunder shall cease and become null and void at 5:00 p.m. (Toronto time) on August 23, 2022.

5.	Successor Corporations.

(a)	The Corporation shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation (herein called a “successor corporation”) whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise, unless prior to or contemporaneously with the consummation of such transaction the Corporation and the successor corporation shall have executed such instruments and done such things as the Corporation, acting reasonably, considers necessary or advisable to establish that upon the consummation of such transaction:

(i)	the successor corporation will have assumed all the covenants and obligations of the Corporation under this Certificate; and

(ii)	the Warrants and the terms set forth in this Certificate will be a valid and binding obligation of the successor corporation entitling the Holder, as against the successor corporation, to all the rights of the Holder under this Certificate.

(b)	Whenever the conditions of subsection 5(a) shall have been duly observed and performed, the successor corporation shall possess, and from time to time may exercise, each and every right and power of the Corporation under this Certificate in the name of the Corporation or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Corporation may be done and performed with like force and effect by the like directors or officers of the successor corporation

6.	Covenants. So long as any Warrants remain outstanding the Corporation covenants that it shall do or cause to be done all things necessary to preserve and maintain its corporate existence and its status as a reporting issuer not in default in the Provinces of British Columbia, Alberta and Ontario. If the issuance of the Proportionate Voting Shares upon the exercise of the Warrants requires any filing or registration with or approval of any Canadian securities regulatory authority or other Canadian governmental authority or compliance with any other requirement under any Canadian law before such Proportionate Voting Shares may be validly issued, the Corporation agrees to take such actions as may be necessary to secure such filing, registration, approval or compliance, as the case may be.

7.	Governing Law. The laws of the Province of Ontario and the federal laws of Canada applicable therein shall govern the Warrants.

8.	Successors. This Certificate shall inure to the benefit of the Holder and its successors or assigns and shall be binding on the Corporation and its respective successors.

9.	General. All amounts of money referred to in this Certificate are expressed in lawful money of Canada.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by a duly authorized officer.

DATED as of ______ August 30 ______, 2019.

TERRASCEND CORP.

Per:
Authorized Signing Officer

Schedule 1

Election to Purchase

TO:	TerrAscend Corp.

The undersigned hereby irrevocably elects to exercise the number of Warrants of TerrAscend Corp. for the number of Proportionate Voting Shares (or other property or securities subject thereto) as set forth below:

Payment of Exercise Price

(a)	Number of Warrants to be Exercised:	# __________

(b)	Number of Proportionate Voting Shares to be Acquired:	# __________

(c)	Exercise Price per Proportionate Voting Share:	$ __________

(d)	Aggregate Purchase Price [(b) multiplied by (c)]	$ __________

and hereby tenders a certified cheque, bank draft or cash for such aggregate purchase price, and directs such Proportionate Voting Shares to be registered and a certificate therefor, if applicable, to be issued as directed below.

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

☐	(A)	the undersigned holder at the time of exercise of the Warrants (i) is not present in the United States, (ii) is not a U.S. Person (as defined under Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)), (iii) is not exercising the Warrants on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States, (iv) did not acquire the Warrants in the United States or on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States;(v) did not receive an offer to exercise the Warrants in the United States; (vi) did not execute or deliver this exercise form in the United States; (vii) is not requesting delivery in the United States of the Proportionate Voting Shares issuable upon such exercise; and (viii) represents and warrants that the exercise of the Warrants and acquisition of the Warrant Shares occurred in an “offshore transaction” (as defined under Regulation S under the U.S. Securities Act); OR

☐	(B)	the undersigned holder

(i)	is (1) present in the United States, (2) a U.S. Person, (3) a person exercising the Warrants for the account or benefit of a U.S. Person or a person in the United States, or (4) requesting delivery in the United States of the Proportionate Voting Shares issuable upon such exercise, and

(ii)	the undersigned holder has an exemption from the registration requirements of the U.S. Securities Act and all applicable state securities laws available for the exercise of the Warrants, and has delivered to the Corporation a written opinion of U.S. counsel, in form and substance reasonably satisfactory to the Corporation, or such other evidence reasonably satisfactory to the Corporation to that effect;

☐	(C)	the undersigned holder is the original purchaser of the Warrants and (a) purchased the Warrants directly from the Corporation pursuant to the terms and conditions of the Offering; (b) is exercising the Warrants solely for its own account or for the account of the original beneficial owner, if any; (c) each of it and any beneficial owner was on the date the Warrants were purchased from the Corporation, and is on the date of exercise of the Warrants, a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act; and (d) all the representations, warranties and covenants agreed upon or made by the Warrantholder during the purchase of the Warrants from the Corporation continue to be true and correct as if duly executed as of the date thereof.

☐	(D)	the undersigned holder is the original purchaser of the Warrants and (a) purchased the Warrants directly from the Corporation pursuant to the terms and conditions of the Offering; (b) is exercising the Warrants solely for its own account or for the account of the original beneficial owner, if any; (c) each of it and any beneficial owner was on the date the Warrants were purchased from the Corporation, and is on the date of exercise of the Warrants, an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), or (7) under the U.S. Securities Act; and (d) all the representations, warranties and covenants agreed upon or made by the Warrantholder during the purchase of the Warrants from the Corporation continue to be true and correct as if duly executed as of the date thereof.

The undersigned holder understands that unless Box A or C above is checked, the certificate representing the Proportionate Voting Shares may be issued in definitive physical certificated form and bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available (as described in the Warrant Certificate and the subscription documents). If Box B above is checked, holders are encouraged to consult with the Corporation in advance to determine that the legal opinion tendered in connection with the exercise will be satisfactory in form and substance to the Corporation. “U.S. Person” and “United States” are as defined under Regulation S under the U.S. Securities Act.

The undersigned hereby acknowledges that the undersigned is aware that the Proportionate Voting Shares received on exercise may be subject to restrictions on resale under applicable securities legislation. The undersigned hereby further acknowledges that the Corporation will rely upon the confirmations, acknowledgements and agreements set forth herein, and agrees to notify the Corporation promptly in writing if any of the representations or warranties herein ceases to be accurate or complete.

DATED this __________ day of _______________, 20 .

●

Per:

Name of Registered Holder:

Address of Registered Holder:

Schedule 2

Transfer Form

TO:	TerrAscend Corp.

FOR VALUE RECEIVED, the undersigned transferor hereby sells, assigns and transfers unto

(Transferee)

(Address)

__________________of the Warrants registered in the name of the undersigned transferor represented by the attached Certificate.

THE UNDERSIGNED TRANSFEROR HERBY CERTIFIES AND DECLARES that the Warrants are not being offered, sold or transferred to, or for the account or benefit of, a U.S. person (as defined in Rule 902(k) of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)) or a person within the United States unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration is available, subject to the requirements for the transfer of the Warrants as set out in the Warrant Certificate.

DATED this _________ day of____, _________.

Signature of Registered Holder (Transferor)

Print name of Registered Holder

Address

NOTE: The signature on this transfer form must correspond with the name as recorded on the face of the Certificate in every particular without alteration or enlargement or any change whatsoever or this transfer form must be signed by a duly authorized trustee, executor, administrator, curator, guardian, attorney of the Holder or a duly authorized signing officer in the case of a corporation. If this transfer form is signed by any of the foregoing, or any person acting in a fiduciary or representative capacity, the Certificate must be accompanied by evidence of authority to sign.